UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06292

UBS Investment Trust

(Exact name of registrant as specified in charter)

1285 Avenue of the Americas, New York, New York 10019

(Address of principal executive offices) (Zip code)

Keith A. Weller, Esq.

UBS Asset Management

One North Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Copy to:

Stephen H. Bier, Esq.

Dechert LLP

1095 Avenue of the Americas

New York, NY 10036-6797

Registrant’s telephone number, including area code: 888-793-8637

Date of fiscal year end: August 31

Date of reporting period: August 31, 2026

Item 1. Reports to Stockholders.

(a)	Copy of the report transmitted to shareholders:

TABLE OF CONTENTS

UBS U.S. Allocation Fund Class A - PWTAX

UBS U.S. Allocation Fund Class P - PWTYX

Annual Shareholder Report

August 31, 2026

UBS U.S. Allocation Fund

Class A

PWTAX

Fund Overview

This annual shareholder report contains important information about UBS U.S. Allocation Fund for the period of September 1, 2025 to August 31, 2026. You can find additional information about the Fund at https://www.ubs.com/port-info. You can also request this information by contacting us at 1-800-647 1568.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$111	1.03%

How did the Fund perform last year and what affected its performance?

Portfolio performance summary

What worked:

- Tactical asset allocation was the largest positive contributor to relative performance, while manager selection of individual investments also added value.

- An overweight to equities versus bonds contributed, as did an overweight to emerging market equities.

- Within international developed equities, positioning in Japan and European banks added to results and more than offset the impact of an underweight to broad European equities. As a reminder, while the Fund invests primarily in US securities, a smaller portion may be invested outside the United States.

- Within fixed income, investment-grade credit positioning contributed modestly to relative performance.

What didn’t work:

- Foreign currency positioning detracted from performance. An overweight to the euro versus the US dollar weighed on relative results.

- Within US equities, large-cap positioning detracted from relative performance. Sector positioning was mixed, with positive contributions from information technology offset by weakness in areas including consumer staples, industrials and real estate.

We used derivatives extensively for capital management, risk management, and expressing asset allocation views. We utilized various futures which include equity regional, equity style, fixed income regional in both government and corporate credit. Futures were sometimes used to manage overall regional exposure while increasing exposure to actively managed sleeves of the portfolio. We also utilized futures to gain exposure to certain asset classes when our maximum permitted allocation to other investment companies, including unaffiliated ETFs, was limited by certain regulations regarding investments in other funds.

UBS U.S. Allocation Fund

Class A

Fund Overview

Fund Performance

Table Summary
	Class A with Load	S&P 500 Index
8/31/16	$9,449	$10,000
9/30/16	$9,487	$10,002
10/31/16	$9,302	$9,819
11/30/16	$9,449	$10,183
12/31/16	$9,544	$10,384
1/31/17	$9,771	$10,581
2/28/17	$10,033	$11,001
3/31/17	$10,062	$11,014
4/30/17	$10,159	$11,127
5/31/17	$10,265	$11,284
6/30/17	$10,335	$11,354
7/31/17	$10,470	$11,588
8/31/17	$10,492	$11,623
9/30/17	$10,641	$11,863
10/31/17	$10,745	$12,140
11/30/17	$10,948	$12,512
12/31/17	$11,018	$12,651
1/31/18	$11,360	$13,376
2/28/18	$11,045	$12,883
3/31/18	$10,921	$12,555
4/30/18	$10,867	$12,604
5/31/18	$11,119	$12,907
6/30/18	$11,130	$12,987
7/31/18	$11,349	$13,470
8/31/18	$11,565	$13,909
9/30/18	$11,505	$13,988
10/31/18	$10,770	$13,032
11/30/18	$10,896	$13,297
12/31/18	$10,148	$12,097
1/31/19	$10,934	$13,066
2/28/19	$11,252	$13,486
3/31/19	$11,375	$13,748
4/30/19	$11,746	$14,304
5/31/19	$11,221	$13,395
6/30/19	$11,766	$14,339
7/31/19	$11,872	$14,546
8/31/19	$11,663	$14,315
9/30/19	$11,781	$14,583
10/31/19	$11,983	$14,899
11/30/19	$12,278	$15,440
12/31/19	$12,524	$15,906
1/31/20	$12,578	$15,899
2/29/20	$11,966	$14,591
3/31/20	$10,704	$12,788
4/30/20	$11,694	$14,428
5/31/20	$12,146	$15,115
6/30/20	$12,442	$15,416
7/31/20	$13,033	$16,285
8/31/20	$13,604	$17,455
9/30/20	$13,291	$16,792
10/31/20	$13,237	$16,346
11/30/20	$14,404	$18,135
12/31/20	$14,893	$18,832
1/31/21	$14,840	$18,642
2/28/21	$15,267	$19,156
3/31/21	$15,419	$19,995
4/30/21	$16,063	$21,062
5/31/21	$16,063	$21,209
6/30/21	$16,278	$21,704
7/31/21	$16,429	$22,220
8/31/21	$16,647	$22,895
9/30/21	$16,201	$21,831
10/31/21	$16,989	$23,360
11/30/21	$16,807	$23,198
12/31/21	$17,286	$24,238
1/31/22	$16,518	$22,984
2/28/22	$16,321	$22,295
3/31/22	$16,535	$23,123
4/30/22	$15,346	$21,107
5/31/22	$15,356	$21,146
6/30/22	$14,339	$19,400
7/31/22	$15,262	$21,189
8/31/22	$14,702	$20,325
9/30/22	$13,585	$18,453
10/31/22	$14,284	$19,947
11/30/22	$14,893	$21,062
12/31/22	$14,315	$19,848
1/31/23	$15,155	$21,095
2/28/23	$14,817	$20,581
3/31/23	$14,970	$21,336
4/30/23	$15,105	$21,669
5/31/23	$15,144	$21,763
6/30/23	$15,781	$23,201
7/31/23	$16,201	$23,947
8/31/23	$15,984	$23,566
9/30/23	$15,280	$22,442
10/31/23	$14,884	$21,970
11/30/23	$16,020	$23,977
12/31/23	$16,805	$25,066
1/31/24	$16,874	$25,487
2/29/24	$17,412	$26,848
3/31/24	$17,837	$27,712
4/30/24	$17,058	$26,580
5/31/24	$17,671	$27,898
6/30/24	$17,996	$28,899
7/31/24	$18,350	$29,251
8/31/24	$18,696	$29,960
9/30/24	$19,028	$30,600
10/31/24	$18,826	$30,323
11/30/24	$19,700	$32,102
12/31/24	$19,112	$31,337
1/31/25	$19,506	$32,210
2/28/25	$19,327	$31,790
3/31/25	$18,519	$29,998
4/30/25	$18,336	$29,795
5/31/25	$18,949	$31,670
6/30/25	$19,772	$33,281
7/31/25	$20,053	$34,028
8/31/25	$20,470	$34,718
9/30/25	$21,137	$35,985
10/31/25	$21,504	$36,827
11/30/25	$21,574	$36,918
12/31/25	$21,613	$36,940
1/31/26	$21,938	$37,476
2/28/26	$22,028	$37,191
3/31/26	$20,869	$35,339
4/30/26	$22,525	$39,047
5/31/26	$23,291	$41,102
6/30/26	$23,124	$40,711
7/31/26	$23,034	$40,685
8/31/26	$23,560	$41,793

Average Annual Total Returns (%)

Table Summary
AATR	1 Year	5 Years	10 Years
Class A	15.10%	7.19%	9.57%
Class A with Load	8.78%	5.99%	8.95%
S&P 500 Index	20.38%	12.79%	15.37%

The Fund's past performance is not a good predictor of the Fund's future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or a redemption of Fund shares.

Key Fund Statistics

Table Summary
FUND STATISTICS	Value
Total Net Assets	$228,755,132
# of Portfolio Holdings	951
Portfolio Turnover Rate	53%
Total Advisory Fees Paid (includes Administration Fees)	$1,122,560

What is the Fund’s investment objective?

Total return, consisting of long-term capital appreciation and current income.

Top 5 Equity Holdings (% of Net Assets)

Table Summary
NVIDIA Corp.	4.9%
Alphabet, Inc., Class A	3.4
Apple, Inc.	3.2
Amazon.com, Inc.	2.5
Microsoft Corp.	2.4

Top 5 Holdings (other than equities) (% of Net Assets)

Table Summary
State Street SPDR Bloomberg Emerging Markets Local Bond ETF	2.9%
iShares MSCI Global Gold Miners ETF	2.5
iShares TIPS Bond ETF	2.4
Uniform Mortgage-Backed Security, TBA, 5.500%	1.7
U.S. Treasury Bills, 3.902%, due 01/14/27	1.6

UBS U.S. Allocation Fund

Class A

Top 5 Asset Classes (% of Net Assets)

Table Summary
Value	Value
Short-term investments	7.6%
Exchange traded funds	9.2%
U.S. government agency obligations	11.9%
Corporate bonds	17.2%
Common stocks	55.9%

Additional Information

If you wish to view additional information about the Fund, please visit:

• For the prospectus, shareholder reports, financial statements and holdings: https://www.usmoneymarketfunds.com/all-funds.html

• For proxy voting information: https://vds.issgovernance.com/vds/#/NDQx/FundFamily=322

Phone: 1-800-647 1568

UBS U.S. Allocation Fund

S1833

Class A

This page intentionally left blank.

Annual Shareholder Report

August 31, 2026

UBS U.S. Allocation Fund

Class P

PWTYX

Fund Overview

This annual shareholder report contains important information about UBS U.S. Allocation Fund for the period of September 1, 2025 to August 31, 2026. You can find additional information about the Fund at https://www.ubs.com/port-info. You can also request this information by contacting us at 1-800-647 1568.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class P	$82	0.76%

How did the Fund perform last year and what affected its performance?

Portfolio performance summary

What worked:

- Tactical asset allocation was the largest positive contributor to relative performance, while manager selection of individual investments also added value.

- An overweight to equities versus bonds contributed, as did an overweight to emerging market equities.

- Within international developed equities, positioning in Japan and European banks added to results and more than offset the impact of an underweight to broad European equities. As a reminder, while the Fund invests primarily in US securities, a smaller portion may be invested outside the United States.

- Within fixed income, investment-grade credit positioning contributed modestly to relative performance.

What didn’t work:

- Foreign currency positioning detracted from performance. An overweight to the euro versus the US dollar weighed on relative results.

- Within US equities, large-cap positioning detracted from relative performance. Sector positioning was mixed, with positive contributions from information technology offset by weakness in areas including consumer staples, industrials and real estate.

We used derivatives extensively for capital management, risk management, and expressing asset allocation views. We utilized various futures which include equity regional, equity style, fixed income regional in both government and corporate credit. Futures were sometimes used to manage overall regional exposure while increasing exposure to actively managed sleeves of the portfolio. We also utilized futures to gain exposure to certain asset classes when our maximum permitted allocation to other investment companies, including unaffiliated ETFs, was limited by certain regulations regarding investments in other funds.

UBS U.S. Allocation Fund

Class P

Fund Overview

Fund Performance

Table Summary
	Class P	S&P 500 Index
8/31/16	$10,000	$10,000
9/30/16	$10,041	$10,002
10/31/16	$9,849	$9,819
11/30/16	$10,007	$10,183
12/31/16	$10,109	$10,384
1/31/17	$10,353	$10,581
2/28/17	$10,633	$11,001
3/31/17	$10,665	$11,014
4/30/17	$10,773	$11,127
5/31/17	$10,885	$11,284
6/30/17	$10,963	$11,354
7/31/17	$11,108	$11,588
8/31/17	$11,136	$11,623
9/30/17	$11,296	$11,863
10/31/17	$11,407	$12,140
11/30/17	$11,627	$12,512
12/31/17	$11,705	$12,651
1/31/18	$12,070	$13,376
2/28/18	$11,735	$12,883
3/31/18	$11,608	$12,555
4/30/18	$11,552	$12,604
5/31/18	$11,822	$12,907
6/30/18	$11,837	$12,987
7/31/18	$12,072	$13,470
8/31/18	$12,307	$13,909
9/30/18	$12,244	$13,988
10/31/18	$11,464	$13,032
11/30/18	$11,601	$13,297
12/31/18	$10,808	$12,097
1/31/19	$11,648	$13,066
2/28/19	$11,988	$13,486
3/31/19	$12,122	$13,748
4/30/19	$12,517	$14,304
5/31/19	$11,964	$13,395
6/30/19	$12,546	$14,339
7/31/19	$12,662	$14,546
8/31/19	$12,441	$14,315
9/30/19	$12,573	$14,583
10/31/19	$12,791	$14,899
11/30/19	$13,107	$15,440
12/31/19	$13,375	$15,906
1/31/20	$13,434	$15,899
2/29/20	$12,785	$14,591
3/31/20	$11,437	$12,788
4/30/20	$12,500	$14,428
5/31/20	$12,987	$15,115
6/30/20	$13,305	$15,416
7/31/20	$13,940	$16,285
8/31/20	$14,554	$17,455
9/30/20	$14,223	$16,792
10/31/20	$14,166	$16,346
11/30/20	$15,418	$18,135
12/31/20	$15,948	$18,832
1/31/21	$15,896	$18,642
2/28/21	$16,355	$19,156
3/31/21	$16,520	$19,995
4/30/21	$17,215	$21,062
5/31/21	$17,221	$21,209
6/30/21	$17,452	$21,704
7/31/21	$17,619	$22,220
8/31/21	$17,856	$22,895
9/30/21	$17,383	$21,831
10/31/21	$18,231	$23,360
11/30/21	$18,041	$23,198
12/31/21	$18,558	$24,238
1/31/22	$17,738	$22,984
2/28/22	$17,528	$22,295
3/31/22	$17,765	$23,123
4/30/22	$16,491	$21,107
5/31/22	$16,504	$21,146
6/30/22	$15,416	$19,400
7/31/22	$16,409	$21,189
8/31/22	$15,813	$20,325
9/30/22	$14,613	$18,453
10/31/22	$15,372	$19,947
11/30/22	$16,026	$21,062
12/31/22	$15,409	$19,848
1/31/23	$16,318	$21,095
2/28/23	$15,953	$20,581
3/31/23	$16,124	$21,336
4/30/23	$16,273	$21,669
5/31/23	$16,322	$21,763
6/30/23	$17,011	$23,201
7/31/23	$17,466	$23,947
8/31/23	$17,239	$23,566
9/30/23	$16,482	$22,442
10/31/23	$16,061	$21,970
11/30/23	$17,283	$23,977
12/31/23	$18,140	$25,066
1/31/24	$18,216	$25,487
2/29/24	$18,803	$26,848
3/31/24	$19,265	$27,712
4/30/24	$18,428	$26,580
5/31/24	$19,094	$27,898
6/30/24	$19,450	$28,899
7/31/24	$19,836	$29,251
8/31/24	$20,219	$29,960
9/30/24	$20,582	$30,600
10/31/24	$20,367	$30,323
11/30/24	$21,317	$32,102
12/31/24	$20,689	$31,337
1/31/25	$21,115	$32,210
2/28/25	$20,926	$31,790
3/31/25	$20,058	$29,998
4/30/25	$19,862	$29,795
5/31/25	$20,529	$31,670
6/30/25	$21,426	$33,281
7/31/25	$21,733	$34,028
8/31/25	$22,191	$34,718
9/30/25	$22,920	$35,985
10/31/25	$23,321	$36,827
11/30/25	$23,407	$36,918
12/31/25	$23,454	$36,940
1/31/26	$23,813	$37,476
2/28/26	$23,916	$37,191
3/31/26	$22,661	$35,339
4/30/26	$24,463	$39,047
5/31/26	$25,302	$41,102
6/30/26	$25,127	$40,711
7/31/26	$25,033	$40,685
8/31/26	$25,611	$41,793

Average Annual Total Returns (%)

Table Summary
AATR	1 Year	5 Years	10 Years
Class P	15.41%	7.48%	9.86%
S&P 500 Index	20.38%	12.79%	15.37%

The Fund's past performance is not a good predictor of the Fund's future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or a redemption of Fund shares.

Key Fund Statistics

Table Summary
FUND STATISTICS	Value
Total Net Assets	$228,755,132
# of Portfolio Holdings	951
Portfolio Turnover Rate	53%
Total Advisory Fees Paid (includes Administration Fees)	$1,122,560

What is the Fund’s investment objective?

Total return, consisting of long-term capital appreciation and current income.

Top 5 Equity Holdings (% of Net Assets)

Table Summary
NVIDIA Corp.	4.9%
Alphabet, Inc., Class A	3.4
Apple, Inc.	3.2
Amazon.com, Inc.	2.5
Microsoft Corp.	2.4

Top 5 Holdings (other than equities) (% of Net Assets)

Table Summary
State Street SPDR Bloomberg Emerging Markets Local Bond ETF	2.9%
iShares MSCI Global Gold Miners ETF	2.5
iShares TIPS Bond ETF	2.4
Uniform Mortgage-Backed Security, TBA, 5.500%	1.7
U.S. Treasury Bills, 3.902%, due 01/14/27	1.6

UBS U.S. Allocation Fund

Class P

Top 5 Asset Classes (% of Net Assets)

Table Summary
Value	Value
Short-term investments	7.6%
Exchange traded funds	9.2%
U.S. government agency obligations	11.9%
Corporate bonds	17.2%
Common stocks	55.9%

Additional Information

If you wish to view additional information about the Fund, please visit:

• For the prospectus, shareholder reports, financial statements and holdings: https://www.usmoneymarketfunds.com/all-funds.html

• For proxy voting information: https://vds.issgovernance.com/vds/#/NDQx/FundFamily=322

Phone: 1-800-647 1568

UBS U.S. Allocation Fund

S1834

Class P

This page intentionally left blank.

(b)	Copy of each notice transmitted to shareholders in reliance on Rule 30e-3 under the Investment Company Act of 1940, as amended (the "1940 Act"), that contains disclosures specified by paragraph (c)(3) of that rule: Not applicable to the registrant.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the 1940 Act.).

Item 3. Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR: Virginia G. Breen. Ms. Breen is independent as defined in item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:

For the fiscal years ended August 31, 2026 and August 31, 2025, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $77,914 and $77,398, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees:

In each of the fiscal years ended August 31, 2026 and August 31, 2025, the aggregate audit-related fees billed by EY for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $3,102 and $3,102, respectively.

Fees included in the audit-related fees category are those associated with the reading and providing of comments on the 2026 and 2025 semiannual financial statements.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)	Tax Fees:

In each of the fiscal years ended August 31, 2026 and August 31, 2025, the aggregate tax fees billed by EY for professional services rendered to the registrant were approximately $13,390 and $23,559, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations and assistance with identification of passive foreign investment companies (PFICs).

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)	All Other Fees:

In each of the fiscal years ended August 31, 2026 and August 31, 2025, there were no fees billed by EY for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)	(1)	Audit Committee Pre-Approval Policies and Procedures:

The registrant’s Audit Committee (“audit committee”) has adopted an “Audit Committee Charter (Amended and Restated as of September 14, 2016)” (the “charter”). The charter contains the audit committee’s pre-approval policies and procedures. Reproduced below is an excerpt from the charter regarding pre-approval policies and procedures:

The [audit] Committee shall:

2.	Pre-approve (a) all audit and permissible non-audit services[1] to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to UBS AM and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS AM and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS AM or any Covered Service Providers by the Fund’s independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee has delegated its responsibility to pre-approve any such audit and permissible non-audit services not exceeding $100,000 (excluding reasonable out-of-pocket expenses) on an annual basis to the Chairperson. All such pre-approvals will be reported to the full Committee on a quarterly basis at the Committee’s next regularly scheduled meeting after the pre-approval. The Committee may not delegate to management its responsibility to pre-approve services to be performed by the independent auditor. Requests or applications to provide services that require specific pre-approval by the Committee or the Chairperson will be submitted by both the Fund’s independent auditors and the Fund’s Treasurer or other designated Fund officer and must include a joint statement as to whether, in their view, the request or application is consistent with SEC rules on auditor independence. From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than UBS AM or the Fund’s officers).

1 The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors. Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS AM and any service providers controlling, controlled by or under common control with UBS AM that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment adviser and (c) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)	(2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended August 31, 2026 and August 31, 2025 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended August 31, 2026 and August 31, 2025 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended August 31, 2026 and August 31, 2025 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended August 31, 2026 and August 31, 2025 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended August 31, 2026 and August 31, 2025 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended August 31, 2026 and August 31, 2025 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)	For the fiscal year ended August 31, 2026, if greater than 50%, specify the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y. According to E&Y, such amount was below 50%; therefore, disclosure item not applicable for this filing.

(g)	For the fiscal years ended August 31, 2026 and August 31, 2025, the aggregate fees billed by EY of $1,983,589 and $2,186,569, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2026	2025
Covered Services	$16,492	$26,661
Non-Covered Services	$1,967,097	$2,159,908

(h)	The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable to the registrant.

(j)	Not applicable to the registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a) Copy of the most recent financial statements:

UBS U.S. Allocation Fund

Annual Financial Statements | August 31, 2026

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2026

Number of shares	Value
Number of shares	Value
Common stocks—55.9%
Aerospace & defense—1.1%
Axon Enterprise, Inc.*	51	$28,895
Boeing Co.*	499	103,682
General Dynamics Corp.	158	58,673
General Electric Co.	3,826	1,284,427
Honeywell Aerospace, Inc.*	197	31,148
Howmet Aerospace, Inc.	251	61,482
Huntington Ingalls Industries, Inc.	24	6,989
L3Harris Technologies, Inc.	117	31,151
Lockheed Martin Corp.	128	71,837
Northrop Grumman Corp.	1,080	582,876
RTX Corp.	855	177,609
Textron, Inc.	116	9,345
TransDigm Group, Inc.	35	41,011
		2,489,125
Air freight & logistics—0.1%
CH Robinson Worldwide, Inc.	84	12,571
Expeditors International of Washington, Inc.	70	13,276
FedEx Corp.	138	45,181
United Parcel Service, Inc., Class B	482	50,239
		121,267
Automobile components—0.2%
Aptiv PLC*	10,376	464,430
Automobiles—0.6%
Ford Motor Co.	2,647	36,899
General Motors Co.	638	55,072
Tesla, Inc.*	3,227	1,187,375
		1,279,346
Banks—1.7%
Bank of America Corp.	4,513	279,535
Citigroup, Inc.	1,182	155,575
Citizens Financial Group, Inc.	277	19,077
Fifth Third Bancorp	637	34,252
First Citizens BancShares, Inc., Class A	397	859,267
First Horizon Corp.	34,749	845,096
Huntington Bancshares, Inc.	1,339	22,341
JPMorgan Chase & Co.	1,865	663,977
KeyCorp	563	12,166
M&T Bank Corp.	122	28,541
PNC Financial Services Group, Inc.	283	67,815
Regions Financial Corp.	513	15,328
Truist Financial Corp.	903	44,771
U.S. Bancorp	1,081	66,568
Wells Fargo & Co.	9,976	861,827
		3,976,136
Beverages—0.1%
Coca-Cola Co.	1,167	103,478
Constellation Brands, Inc., Class A	29	3,788
Keurig Dr. Pepper, Inc.	409	13,031
Molson Coors Beverage Co., Class B(1)	2	79
Monster Beverage Corp.*	428	19,654
PepsiCo, Inc.	407	57,118
		197,148
Common stocks—(continued)
Biotechnology—0.5%
AbbVie, Inc.	868	$222,573
Amgen, Inc.	265	113,918
Biogen, Inc.*	66	14,299
Gilead Sciences, Inc.	601	87,950
Incyte Corp.*	75	9,242
Moderna, Inc.*, (1)	196	27,507
Regeneron Pharmaceuticals, Inc.	52	41,552
Vertex Pharmaceuticals, Inc.*	1,066	580,458
		1,097,499
Broadline retail—2.5%
Amazon.com, Inc.*	22,152	5,754,425
eBay, Inc.	320	33,139
		5,787,564
Building products—1.0%
A.O. Smith Corp.	63	3,725
Advanced Drainage Systems, Inc.	4,527	614,450
Allegion PLC	46	7,141
Builders FirstSource, Inc.*	53	3,519
Carrier Global Corp.	505	29,401
Johnson Controls International PLC	4,828	667,423
Lennox International, Inc.	17	6,505
Masco Corp.	91	6,567
Owens Corning	6,534	902,672
Trane Technologies PLC	140	62,216
		2,303,619
Capital markets—0.9%
Ameriprise Financial, Inc.	71	39,271
ARES Management Corp., Class A	164	23,480
Bank of New York Mellon Corp.	457	73,705
Blackrock, Inc.	100	115,561
Blackstone, Inc.	505	72,336
Cboe Global Markets, Inc.	80	24,016
Charles Schwab Corp.	1,114	122,339
CME Group, Inc.	2,064	589,272
Coinbase Global, Inc., Class A*	159	29,911
FactSet Research Systems, Inc.	32	10,034
Franklin Templeton, Inc.	218	7,445
Goldman Sachs Group, Inc.	205	210,309
Interactive Brokers Group, Inc., Class A	330	32,106
Intercontinental Exchange, Inc.	396	63,637
Invesco Ltd.	239	7,834
KKR & Co., Inc.	490	53,763
Moody’s Corp.	102	51,473
Morgan Stanley	832	177,482
MSCI, Inc.	54	30,815
Nasdaq, Inc.	312	30,766
Northern Trust Corp.	134	24,865
Raymond James Financial, Inc.	133	23,697
Robinhood Markets, Inc., Class A*	550	57,646
S&P Global, Inc.	205	89,347
State Street Corp.	185	35,405
T. Rowe Price Group, Inc.	147	16,358
		2,012,873

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2026

Number of shares	Value
Number of shares	Value
Common stocks—(continued)
Chemicals—0.9%
Air Products & Chemicals, Inc.	195	$60,345
Albemarle Corp.	107	14,442
CF Industries Holdings, Inc.	148	19,245
Corteva, Inc.	583	49,339
Dow, Inc.	629	19,197
Ecolab, Inc.	222	62,870
International Flavors & Fragrances, Inc.	12,128	1,047,010
Linde PLC	400	195,832
LyondellBasell Industries NV, Class A	236	15,359
Mosaic Co.	281	6,778
PPG Industries, Inc.	205	22,995
Sherwin-Williams Co.	199	67,423
Westlake Corp.	6,476	486,153
		2,066,988
Commercial services & supplies—0.3%
Cintas Corp.	215	43,385
Copart, Inc.*	516	17,023
Republic Services, Inc.	110	24,301
Rollins, Inc.	240	8,657
Veralto Corp.	134	13,208
Waste Management, Inc.	2,818	616,917
		723,491
Communications equipment—0.9%
Arista Networks, Inc.*	5,101	998,215
Ciena Corp.*	104	39,811
Cisco Systems, Inc.	7,175	792,766
F5, Inc.*	40	16,285
Lumentum Holdings, Inc.*	56	51,227
Motorola Solutions, Inc.	111	53,868
		1,952,172
Construction & engineering—0.3%
AECOM	8,216	554,005
Comfort Systems USA, Inc.	22	34,004
EMCOR Group, Inc.	29	21,302
Quanta Services, Inc.	94	57,066
		666,377
Construction materials—0.3%
CRH PLC	571	53,840
Martin Marietta Materials, Inc.	60	31,122
Vulcan Materials Co.	2,561	690,394
		775,356
Consumer finance—0.8%
American Express Co.	365	120,512
Capital One Financial Corp.	7,756	1,663,740
Synchrony Financial	194	14,953
		1,799,205
Consumer staples distribution & retail—0.4%
Casey’s General Stores, Inc.	6	4,513
Costco Wholesale Corp.	132	124,594
Dollar General Corp.	67	8,492
Dollar Tree, Inc.*	36	4,557
Common stocks—(continued)
Consumer staples distribution & retail—(continued)
Kroger Co.	171	$9,839
Sysco Corp.	120	9,730
Target Corp.	135	21,719
Walmart, Inc.	5,875	616,111
		799,555
Containers & packaging—0.1%
Amcor PLC	380	17,438
Avery Dennison Corp.	89	15,496
Ball Corp.	219	13,790
International Paper Co.	451	17,106
Packaging Corp. of America	89	20,821
Smurfit Westrock PLC	442	20,730
		105,381
Distributors—0.0%†
Genuine Parts Co.	90	12,210
Diversified telecommunication services—0.2%
AT&T, Inc.	5,024	130,071
Comcast Corp., Class A	2,682	71,395
Verizon Communications, Inc.	3,012	150,660
		352,126
Electric utilities—0.8%
Alliant Energy Corp.	316	21,482
American Electric Power Co., Inc.	729	89,251
Constellation Energy Corp.	417	114,579
Duke Energy Corp.	1,050	125,906
Edison International	507	27,368
Entergy Corp.	647	68,783
Evergy, Inc.	267	21,632
Eversource Energy	503	35,280
Exelon Corp.	1,354	59,197
FirstEnergy Corp.	641	29,396
NextEra Energy, Inc.	11,909	980,587
NRG Energy, Inc.	275	30,283
PG&E Corp.	2,983	39,584
Pinnacle West Capital Corp.	197	19,235
PPL Corp.	924	31,536
Southern Co.	1,535	135,080
Xcel Energy, Inc.	856	64,791
		1,893,970
Electrical equipment—1.0%
AMETEK, Inc.	145	34,100
Eaton Corp. PLC	2,203	885,342
Emerson Electric Co.	3,161	481,863
GE Vernova, Inc.	170	152,750
Generac Holdings, Inc.*	35	6,488
Hubbell, Inc.	30	13,590
Regal Rexnord Corp.	3,308	524,153
Rockwell Automation, Inc.	71	30,134
Vertiv Holdings Co., Class A	246	63,645
		2,192,065

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2026

Number of shares	Value
Number of shares	Value
Common stocks—(continued)
Electronic equipment, instruments & components—0.2%
Amphenol Corp., Class A	856	$135,719
CDW Corp.	106	16,068
Coherent Corp.*	129	35,840
Corning, Inc.	545	81,058
Flex Ltd.*	269	29,388
Jabil, Inc.	73	22,284
Keysight Technologies, Inc.*	119	38,401
TE Connectivity PLC	192	39,408
Teledyne Technologies, Inc.*	37	22,679
Zebra Technologies Corp., Class A*	38	13,435
		434,280
Energy equipment & services—0.1%
Baker Hughes Co.	642	40,799
Halliburton Co.	599	22,073
SLB Ltd.	994	59,740
		122,612
Entertainment—1.3%
Liberty Media Corp.-Liberty Formula One, Class C*	5,674	567,116
Live Nation Entertainment, Inc.*	109	19,608
Netflix, Inc.*	12,988	1,052,677
Take-Two Interactive Software, Inc.*	135	29,660
TKO Group Holdings, Inc.	47	8,583
Walt Disney Co.	12,009	1,291,568
Warner Bros Discovery, Inc.*	1,724	49,186
		3,018,398
Financial services—2.7%
Apollo Global Management, Inc.	5,507	752,146
Berkshire Hathaway, Inc., Class B*	3,040	1,532,251
Block, Inc.*	358	29,363
Corpay, Inc.*	50	20,215
Fidelity National Information Services, Inc.	392	15,982
Fiserv, Inc.*	372	19,831
Global Payments, Inc.	153	13,931
Jack Henry & Associates, Inc.	3,881	651,659
Klarna Group PLC*, (1)	6,313	92,738
Mastercard, Inc., Class A	2,878	1,696,034
PayPal Holdings, Inc.	637	33,548
Visa, Inc., Class A	1,153	437,414
Voya Financial, Inc.	8,498	861,017
		6,156,129
Food products—0.3%
Archer-Daniels-Midland Co.	130	10,568
Bunge Global SA	38	4,416
General Mills, Inc.	127	5,232
Hershey Co.	46	8,106
J.M. Smucker Co.	37	4,853
Kraft Heinz Co.	189	4,852
McCormick & Co., Inc.	84	4,554
Mondelez International, Inc., Class A	377	23,400
Post Holdings, Inc.*	7,697	641,622
Tyson Foods, Inc., Class A	70	3,860
		711,463
Common stocks—(continued)
Gas utilities—0.0%†
Atmos Energy Corp.	234	$38,874
Ground transportation—0.2%
CSX Corp.	1,227	61,976
Fedex Freight Holding Co., Inc.*	62	8,292
JB Hunt Transport Services, Inc.	36	9,557
Norfolk Southern Corp.	145	49,704
Old Dominion Freight Line, Inc.	105	20,996
Uber Technologies, Inc.*	1,295	97,967
Union Pacific Corp.	380	114,254
		362,746
Health care equipment & supplies—1.0%
Abbott Laboratories	857	94,579
ABIOMED, Inc.*, (2)	76	127
Align Technology, Inc.*	41	6,551
Baxter International, Inc.	301	7,826
Becton Dickinson & Co.	144	27,088
Boston Scientific Corp.*	12,065	582,740
Cooper Cos., Inc.*	7,992	560,159
Dexcom, Inc.*	8,339	759,349
Edwards Lifesciences Corp.*	284	25,773
GE HealthCare Technologies, Inc.	194	13,819
Hologic, Inc.*	133	1
IDEXX Laboratories, Inc.*	40	22,268
Insulet Corp.*	28	4,162
Intuitive Surgical, Inc.*	179	67,458
Medtronic PLC	639	57,925
ResMed, Inc.	84	20,168
Solventum Corp.*	82	7,467
STERIS PLC	51	11,865
Stryker Corp.	176	56,989
Zimmer Biomet Holdings, Inc.	76	7,603
		2,333,917
Health care providers & services—0.7%
Cardinal Health, Inc.	117	27,451
Cencora, Inc.	94	30,418
Centene Corp.*	252	16,214
Cigna Group	126	34,786
CVS Health Corp.	614	57,661
DaVita, Inc.*	11	1,936
Elevance Health, Inc.	108	42,394
HCA Healthcare, Inc.	70	29,012
Henry Schein, Inc.*	43	3,861
Humana, Inc.	67	25,676
Labcorp Holdings, Inc.	43	14,304
McKesson Corp.	61	54,005
Quest Diagnostics, Inc.	67	16,100
UnitedHealth Group, Inc.	3,411	1,328,278
Universal Health Services, Inc., Class B	45	7,665
		1,689,761
Health care REITs—0.3%
Alexandria Real Estate Equities, Inc.	93	4,770
Healthpeak Properties, Inc.	474	9,869

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2026

Number of shares	Value
Number of shares	Value
Common stocks—(continued)
Health care REITs—(continued)
Ventas, Inc.	324	$29,539
Welltower, Inc.	2,773	655,093
		699,271
Health care technology—0.0%†
Veeva Systems, Inc.*	81	23,141
Hotel & resort REITs—0.0%†
Host Hotels & Resorts, Inc.	441	9,671
Hotels, restaurants & leisure—0.8%
Airbnb, Inc., Class A*	284	52,035
Booking Holdings, Inc.	519	103,328
Carnival Corp. Ltd.	923	22,050
Chipotle Mexican Grill, Inc.*	845	32,135
Darden Restaurants, Inc.	87	18,641
Domino’s Pizza, Inc.	22	7,525
DoorDash, Inc., Class A*	2,683	621,758
Expedia Group, Inc.	77	24,418
Hilton Worldwide Holdings, Inc.	159	50,289
Las Vegas Sands Corp.	163	7,141
Marriott International, Inc., Class A	153	52,289
McDonald’s Corp.	475	125,182
MGM Resorts International*	139	5,749
Norwegian Cruise Line Holdings Ltd.*	360	5,810
Restaurant Brands International, Inc.	8,004	623,352
Royal Caribbean Cruises Ltd.	164	44,073
Starbucks Corp.	766	81,388
Wynn Resorts Ltd.(1)	75	6,846
Yum! Brands, Inc.	194	29,742
		1,913,751
Household durables—0.0%†
Dr. Horton, Inc.	163	23,563
Garmin Ltd.	112	31,820
Lennar Corp., Class A	178	14,972
NVR, Inc.*	2	12,630
PulteGroup, Inc.	118	14,906
		97,891
Household products—0.1%
Church & Dwight Co., Inc.	46	4,590
Clorox Co.	47	4,591
Colgate-Palmolive Co.	190	17,066
Kimberly-Clark Corp.(1)	99	10,687
Procter & Gamble Co.	689	99,987
		136,921
Independent power and renewable electricity producers—0.0%†
AES Corp.	947	13,959
Vistra Corp.	435	59,756
		73,715
Industrial conglomerates—0.1%
3M Co.	332	57,048
DuPont de Nemours, Inc.	75	10,094
Honeywell International, Inc.	199	42,492
		109,634
Common stocks—(continued)
Industrial REITs—0.0%†
Prologis, Inc.	628	$87,870
Insurance—1.3%
Aflac, Inc.	4,953	573,805
Allstate Corp.	181	46,662
American International Group, Inc.	362	27,642
Aon PLC, Class A	143	45,977
Arch Capital Group Ltd.*	219	21,477
Arthur J Gallagher & Co.	179	46,925
Assurant, Inc.	46	12,966
Brown & Brown, Inc.	195	14,073
Chubb Ltd.	245	82,957
Cincinnati Financial Corp.	114	19,369
Erie Indemnity Co., Class A(1)	26	6,645
Everest Group Ltd.	24	8,992
Globe Life, Inc.	58	10,015
Hartford Insurance Group, Inc.	192	26,377
Loews Corp.	124	13,428
Marsh & McLennan Cos., Inc.	4,403	835,689
MetLife, Inc.	368	35,022
Principal Financial Group, Inc.	136	14,982
Progressive Corp.	4,830	1,053,326
Prudential Financial, Inc.	257	30,223
Travelers Cos., Inc.	143	52,328
W.R. Berkley Corp.	187	12,634
Willis Towers Watson PLC	70	23,698
		3,015,212
Interactive media & services—4.8%
Alphabet, Inc., Class A	22,632	7,680,169
Alphabet, Inc., Class C	3,392	1,137,711
Meta Platforms, Inc., Class A	3,848	2,202,364
Reddit, Inc., Class A*	91	13,451
		11,033,695
IT services—0.7%
Accenture PLC, Class A	3,718	705,528
Akamai Technologies, Inc.*	91	9,884
Cognizant Technology Solutions Corp., Class A	354	22,861
Gartner, Inc.*	52	10,302
GoDaddy, Inc., Class A*	76	7,439
International Business Machines Corp.	656	153,419
Snowflake, Inc.*	2,071	686,391
VeriSign, Inc.	60	17,297
		1,613,121
Leisure products—0.0%†
Hasbro, Inc.	70	6,587
Life sciences tools & services—0.6%
Agilent Technologies, Inc.	132	20,270
Bio-Rad Laboratories, Inc., Class A*	3,033	1,171,102
Bio-Techne Corp.	60	4,339
Charles River Laboratories International, Inc.*	35	10,088
Danaher Corp.	311	66,417
IQVIA Holdings, Inc.*	82	21,418
Mettler-Toledo International, Inc.*	10	14,051

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2026

Number of shares	Value
Number of shares	Value
Common stocks—(continued)
Life sciences tools & services—(continued)
Revvity, Inc.	62	$7,978
Thermo Fisher Scientific, Inc.	182	112,312
Waters Corp.*	48	19,902
West Pharmaceutical Services, Inc.	35	11,939
		1,459,816
Machinery—1.1%
Caterpillar, Inc.	293	233,659
Cummins, Inc.	85	47,974
Deere & Co.	159	104,131
Dover Corp.	73	14,179
Fortive Corp.	165	9,709
Gates Industrial Corp. Ltd.*	28,583	731,153
IDEX Corp.	60	13,718
Illinois Tool Works, Inc.	153	42,132
Ingersoll Rand, Inc.	13,290	1,023,994
Nordson Corp.	42	13,512
Otis Worldwide Corp.	233	16,573
PACCAR, Inc.	337	41,832
Parker-Hannifin Corp.	79	77,376
Pentair PLC	115	6,953
Snap-on, Inc.	27	10,430
Stanley Black & Decker, Inc.	94	9,059
Westinghouse Air Brake Technologies Corp.	100	28,593
Xylem, Inc.	128	14,094
		2,439,071
Media—0.1%
AppLovin Corp., Class A*	199	62,100
Charter Communications, Inc., Class A*, (1)	66	10,061
EchoStar Corp., Class A*	92	7,952
Fox Corp., Class A	129	8,688
Fox Corp., Class B	92	5,540
News Corp., Class A	227	6,971
News Corp., Class B	99	3,407
Omnicom Group, Inc.	220	19,257
Paramount Skydance Corp., Class B	193	2,106
Trade Desk, Inc., Class A*	200	2,744
		128,826
Metals & mining—0.1%
Freeport-McMoRan, Inc.	1,235	93,539
Newmont Corp.	918	115,723
Nucor Corp.	202	50,427
Steel Dynamics, Inc.	126	29,310
		288,999
Multi-utilities—0.2%
Ameren Corp.	385	40,814
CenterPoint Energy, Inc.	809	32,036
CMS Energy Corp.	414	28,177
Consolidated Edison, Inc.	502	53,724
Dominion Energy, Inc.	1,157	76,374
DTE Energy Co.	304	41,231
NiSource, Inc.	562	22,997
Public Service Enterprise Group, Inc.	623	45,685
Common stocks—(continued)
Multi-utilities—(continued)
Sempra	863	$70,507
WEC Energy Group, Inc.	429	45,547
		457,092
Office REITs—0.0%†
BXP, Inc.	77	5,235
Oil, gas & consumable fuels—1.7%
APA Corp.	202	8,716
Chevron Corp.	1,250	257,675
ConocoPhillips	814	107,847
Devon Energy Corp.	17,171	832,965
Diamondback Energy, Inc.	115	23,055
EOG Resources, Inc.	344	49,866
EQT Corp.	366	19,830
Expand Energy Corp.	8,744	858,311
ExxonMobil Holdings Corp.	2,755	443,417
Kinder Morgan, Inc.	1,268	40,880
Marathon Petroleum Corp.	186	69,438
Occidental Petroleum Corp.	14,817	891,687
ONEOK, Inc.	428	41,092
Phillips 66	253	62,385
Targa Resources Corp.	144	42,286
Texas Pacific Land Corp.(1)	37	13,851
Valero Energy Corp.	189	67,836
Williams Cos., Inc.	820	61,541
		3,892,678
Passenger airlines—0.0%†
Delta Air Lines, Inc.	399	31,122
Southwest Airlines Co.	302	11,636
United Airlines Holdings, Inc.*	211	22,786
		65,544
Personal care products—0.0%†
Estee Lauder Cos., Inc., Class A	89	9,105
Kenvue, Inc.	500	9,440
		18,545
Pharmaceuticals—1.8%
Bristol-Myers Squibb Co.	24,669	1,648,136
Eli Lilly & Co.	1,624	1,878,529
Johnson & Johnson	1,187	315,564
Merck & Co., Inc.	1,214	179,381
Pfizer, Inc.	2,797	79,603
Viatris, Inc.	538	8,882
Zoetis, Inc.	196	15,112
		4,125,207
Professional services—0.1%
Automatic Data Processing, Inc.	261	74,688
Broadridge Financial Solutions, Inc.	73	13,313
Equifax, Inc.	70	13,241
Jacobs Solutions, Inc.	75	11,179
Leidos Holdings, Inc.	61	8,553
Paychex, Inc.	223	28,397
Verisk Analytics, Inc.	76	14,727
		164,098

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2026

Number of shares	Value
Number of shares	Value
Common stocks—(continued)
Real estate management & development—0.0%†
CBRE Group, Inc., Class A*	185	$26,975
CoStar Group, Inc.*	256	8,210
		35,185
Residential REITs—0.0%†
Camden Property Trust	59	6,242
Essex Property Trust, Inc.	27	7,640
Invitation Homes, Inc.	365	10,636
Mid-America Apartment Communities, Inc.	57	7,344
UDR, Inc.	193	7,131
Vivmark Residential	475	30,942
		69,935
Retail REITs—0.0%†
Federal Realty Investment Trust	38	4,409
Kimco Realty Corp.	461	10,930
Realty Income Corp.	637	39,035
Regency Centers Corp.	94	7,029
Simon Property Group, Inc.	202	42,889
		104,292
Semiconductors & semiconductor equipment—11.2%
Advanced Micro Devices, Inc.*	5,038	2,371,487
Analog Devices, Inc.	340	123,128
Applied Materials, Inc.	2,786	1,277,074
Broadcom, Inc.	12,046	4,461,116
First Solar, Inc.*	67	13,527
Intel Corp.*	3,476	311,137
KLA Corp.	909	159,484
Lam Research Corp.	873	263,201
Marvell Technology, Inc.	4,752	1,005,808
Microchip Technology, Inc.	6,384	468,905
Micron Technology, Inc.	2,595	2,487,904
Monolithic Power Systems, Inc.	36	45,640
NVIDIA Corp.	50,311	11,107,663
NXP Semiconductors NV	181	40,660
ON Semiconductor Corp.*	248	18,374
Qnity Electronics, Inc.	143	17,078
QUALCOMM, Inc.	4,785	815,747
Skyworks Solutions, Inc.	87	5,830
Teradyne, Inc.	1,561	546,085
Texas Instruments, Inc.	635	165,678
		25,705,526
Software—4.9%
Adobe, Inc.*	275	80,517
Autodesk, Inc.*	149	38,521
Cadence Design Systems, Inc.*	192	65,046
Crowdstrike Holdings, Inc., Class A*	709	163,779
Datadog, Inc., Class A*	229	54,282
Fair Isaac Corp.*	18	20,650
Fortinet, Inc.*	445	76,064
Gen Digital, Inc.	287	8,897
Intuit, Inc.	2,188	786,148
Microsoft Corp.	10,941	5,550,260
Oracle Corp.	7,376	1,099,909
Common stocks—(continued)
Software—(continued)
Palantir Technologies, Inc., Class A*	4,283	$798,265
Palo Alto Networks, Inc.*	565	215,903
PTC, Inc.*	94	14,640
Roper Technologies, Inc.	1,977	839,513
Salesforce, Inc.	4,316	1,111,543
ServiceNow, Inc.*	712	105,369
Synopsys, Inc.*	139	61,103
Trimble, Inc.*	107	6,414
Tyler Technologies, Inc.*	27	10,050
Workday, Inc., Class A*	134	26,458
		11,133,331
Specialized REITs—0.1%
American Tower Corp.	304	53,413
Crown Castle, Inc.	284	21,624
Digital Realty Trust, Inc.	228	42,314
Equinix, Inc.	64	66,990
Extra Space Storage, Inc.	124	17,496
Iron Mountain, Inc.	188	21,686
Public Storage	107	32,848
SBA Communications Corp.	61	11,569
VICI Properties, Inc.	738	18,930
Weyerhaeuser Co.	487	11,381
		298,251
Specialty retail—0.3%
AutoZone, Inc.*	12	35,895
Best Buy Co., Inc.	124	9,939
Carvana Co.*	502	36,877
Home Depot, Inc.	671	219,974
Lowe’s Cos., Inc.	381	77,991
O’Reilly Automotive, Inc.*	569	50,527
Ross Stores, Inc.	225	51,421
TJX Cos., Inc.	723	96,817
Tractor Supply Co.	352	12,285
Ulta Beauty, Inc.*	34	18,261
Williams-Sonoma, Inc.	80	18,260
		628,247
Technology hardware, storage & peripherals—3.9%
Apple, Inc.	22,925	7,263,786
Dell Technologies, Inc., Class C	202	92,114
Hewlett Packard Enterprise Co.	961	50,202
HP, Inc.	650	19,513
NetApp, Inc.	148	27,423
Sandisk Corp.*	103	161,370
Seagate Technology Holdings PLC	157	130,056
Super Micro Computer, Inc.*	356	13,272
Western Digital Corp.	2,567	1,156,562
		8,914,298
Textiles, apparel & luxury goods—0.0%†
Deckers Outdoor Corp.*	99	8,621
Lululemon Athletica, Inc.*	76	9,140
NIKE, Inc., Class B	791	30,896

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2026

Number of shares	Value
Face amount	Value
Common stocks—(continued)
Textiles, apparel & luxury goods—(continued)
Ralph Lauren Corp.	29	$10,060
Tapestry, Inc.	153	18,879
		77,596
Tobacco—0.1%
Altria Group, Inc.	504	34,514
Philip Morris International, Inc.	458	85,783
		120,297
Trading companies & distributors—0.1%
Fastenal Co.	752	37,081
Ferguson Enterprises, Inc.	128	28,737
United Rentals, Inc.	39	40,482
WW Grainger, Inc.	28	36,666
		142,966
Water utilities—0.0%†
American Water Works Co., Inc.(1)	260	35,940
Wireless telecommunication services—0.3%
T-Mobile U.S., Inc.	4,215	760,555
Total common stocks (cost—$100,257,478)		127,828,093
Preferred stocks—0.0%
Financial services—0.0%
SquareTwo Financial Corp.*, (2), (3) (cost—$0)	35,000	0
Exchange traded funds—9.2%
iShares MSCI Global Gold Miners ETF(1)	65,300	5,649,756
iShares Russell Mid-Cap ETF	28,828	3,219,511
iShares TIPS Bond ETF	52,385	5,595,766
State Street SPDR Bloomberg Emerging Markets Local Bond ETF	309,492	6,542,661
Total exchange traded funds (cost—$19,939,771)		21,007,694
Face amount
Asset-backed securities—1.2%
CCG Receivables Trust, Series 2024‑1, Class A2, 4.990%, due 03/15/32(4)	$177,424	178,085
Dell Equipment Finance Trust, Series 2024‑1, Class D, 6.120%, due 09/23/30(4)	150,000	150,801
Enterprise Fleet Financing LLC, Series 2025‑2, Class A2, 4.510%, due 02/22/28(4)	126,785	126,896
Series 2023‑2, Class A2, 5.560%, due 04/22/30(4)	18,518	18,535
Exeter Automobile Receivables Trust, Series 2024‑4A, Class C, 5.480%, due 08/15/30	150,000	150,732
Asset-backed securities—(continued)
GoldenTree Loan Management U.S. CLO 8 Ltd., Series 2020‑8A, Class DRR, 3 mo. USD Term SOFR + 2.900% 6.629%, due 10/20/34(4), (5)	$470,000	$470,076
HPEFS Equipment Trust, Series 2025‑1A, Class D, 4.990%, due 03/21/33(4)	650,000	645,650
Hyundai Auto Lease Securitization Trust, Series 2025-B, Class B, 4.940%, due 08/15/29(4)	275,000	275,827
OneMain Financial Issuance Trust, Series 2020‑2A, Class A, 1.750%, due 09/14/35(4)	200,268	198,445
Series 2020‑2A, Class B, 2.210%, due 09/14/35(4)	300,000	292,165
Santander Drive Auto Receivables Trust, Series 2025‑3, Class C, 4.680%, due 09/15/31	150,000	149,005
Total asset-backed securities (cost—$2,674,894)		2,656,217
Corporate bonds—17.2%
Advertising—0.0%†
Clear Channel Outdoor Holdings, Inc., 7.750%, due 04/15/28(4)	37,000	37,000
7.875%, due 04/01/30(4)	52,000	53,950
		90,950
Aerospace & defense—0.6%
AAR Escrow Issuer LLC, 6.750%, due 03/15/29(4)	215,000	219,729
Bombardier, Inc., 7.000%, due 06/01/32(4)	192,000	198,426
7.250%, due 07/01/31(4)	10,000	10,453
8.750%, due 11/15/30(4)	89,000	93,738
GE Capital International Funding Co. Unlimited Co., 4.418%, due 11/15/35	400,000	374,004
HEICO Corp., 5.350%, due 08/01/33	200,000	199,704
TransDigm, Inc., 4.625%, due 01/15/29	25,000	24,548
6.000%, due 01/15/33(4)	96,000	96,140
6.375%, due 03/01/29(4)	45,000	45,667
6.625%, due 03/01/32(4)	68,000	69,443
7.125%, due 12/01/31(4)	10,000	10,334
		1,342,186
Agriculture—0.0%†
Reynolds American, Inc., 5.700%, due 08/15/35	70,000	70,585
Airlines—0.4%
American Airlines, Inc., 7.250%, due 02/15/28(4)	158,000	159,494
American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.750%, due 04/20/29(4)	165,000	164,879

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2026

Face amount	Value
Face amount	Value
Corporate bonds—(continued)
Airlines—(continued)
Delta Air Lines Pass-Through Trust, Series AA,Class AA 2.000%, due 06/10/28	$70,536	$68,165
Delta Air Lines, Inc., 4.375%, due 04/19/28	100,000	99,283
5.250%, due 07/10/30	100,000	100,180
United Airlines, Inc., 4.625%, due 04/15/29(4)	285,000	280,615
VistaJet Malta Finance PLC/Vista Management Holding, Inc., 9.500%, due 06/01/28(4)	81,000	82,707
		955,323
Apparel—0.1%
Gildan Activewear, Inc., 5.400%, due 10/07/35(4)	150,000	143,747
Auto manufacturers—0.4%
Ford Motor Credit Co. LLC, 4.125%, due 08/17/27	275,000	273,331
5.113%, due 05/03/29	200,000	198,186
General Motors Co., 6.600%, due 04/01/36	350,000	368,085
		839,602
Auto parts & equipment—0.2%
American Axle & Manufacturing, Inc., 5.000%, due 10/01/29	120,000	117,188
7.750%, due 10/15/33(4)	150,000	150,706
Goodyear Tire & Rubber Co., 4.875%, due 03/15/27	50,000	49,969
5.000%, due 07/15/29	250,000	238,829
		556,692
Banks—2.0%
Bank of America Corp., 6.110%, due 01/29/37	600,000	614,763
Bank of Nova Scotia, (fixed, converts to FRN on 05/04/32) 4.588%, due 05/04/37(5)	100,000	94,925
Barclays PLC, (fixed, converts to FRN on 08/09/32) 5.746%, due 08/09/33(5)	400,000	404,417
Canadian Imperial Bank of Commerce, 6.092%, due 10/03/33	150,000	156,800
Citigroup, Inc., (fixed, converts to FRN on 03/20/29) 3.980%, due 03/20/30(5)	175,000	170,900
6.675%, due 09/13/43	200,000	212,282
Deutsche Bank AG, (fixed, converts to FRN on 01/07/27) 2.552%, due 01/07/28(5)	150,000	148,883
Goldman Sachs Group, Inc., 5.150%, due 05/22/45	360,000	315,329
Series Z, (fixed, converts to FRN on 02/10/30) 6.850%, due 02/10/30(5), (6)	111,000	113,757
Corporate bonds—(continued)
Banks—(continued)
HSBC Holdings PLC, 6.500%, due 09/15/37	$200,000	$210,083
JPMorgan Chase & Co., (fixed, converts to FRN on 07/24/47) 4.032%, due 07/24/48(5)	400,000	305,899
Mitsubishi UFJ Financial Group, Inc., 3.677%, due 02/22/27	350,000	349,081
Morgan Stanley, 4.300%, due 01/27/45	375,000	303,790
4.350%, due 09/08/26	590,000	590,007
(fixed, converts to FRN on 02/07/34) 5.942%, due 02/07/39(5)	100,000	100,361
PNC Financial Services Group, Inc., (fixed, converts to FRN on 01/24/33) 5.068%, due 01/24/34(5)	100,000	98,226
Royal Bank of Canada, 2.300%, due 11/03/31	250,000	219,752
Societe Generale SA, 4.000%, due 01/12/27(4)	200,000	199,753
		4,609,008
Beverages—0.1%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 4.700%, due 02/01/36	75,000	71,047
4.900%, due 02/01/46	130,000	113,819
Coca-Cola Co., 1.650%, due 06/01/30	100,000	89,653
		274,519
Biotechnology—0.1%
Amgen, Inc., 5.250%, due 03/02/33	150,000	150,103
Gilead Sciences, Inc., 4.750%, due 03/01/46	50,000	43,132
		193,235
Building materials—0.1%
Carrier Global Corp., 6.200%, due 03/15/54	100,000	102,311
Knife River Corp., 7.750%, due 05/01/31(4)	45,000	46,410
Smyrna Ready Mix Concrete LLC, 6.000%, due 11/01/28(4)	51,000	51,030
8.875%, due 11/15/31(4)	78,000	81,752
		281,503
Chemicals—0.8%
Celanese U.S. Holdings LLC, 7.330%, due 07/15/29	215,000	224,275
7.379%, due 07/15/32	250,000	261,825
CF Industries, Inc., 5.150%, due 03/15/34	200,000	195,630
Dow Chemical Co., 5.650%, due 03/15/36	200,000	196,247

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2026

Face amount	Value
Face amount	Value
Corporate bonds—(continued)
Chemicals—(continued)
Huntsman International LLC, 4.500%, due 05/01/29	$280,000	$271,007
LYB International Finance II BV, 3.500%, due 03/02/27	150,000	149,169
NOVA Chemicals Corp., 8.500%, due 11/15/28(4)	11,000	11,313
Olin Corp., 5.625%, due 08/01/29	420,000	418,214
		1,727,680
Commercial services—0.5%
ADT Security Corp., 4.875%, due 07/15/32(4)	140,000	131,902
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 8.250%, due 01/15/30(4)	10,000	10,273
Block, Inc., 6.500%, due 05/15/32	122,000	123,868
Brink’s Co., 6.500%, due 06/15/29(4)	305,000	309,822
Global Payments, Inc., 5.950%, due 08/15/52	100,000	91,398
Herc Holdings, Inc., 6.625%, due 06/15/29(4)	33,000	33,658
PayPal Holdings, Inc., 5.500%, due 06/01/54	50,000	44,460
Quanta Services, Inc., 2.350%, due 01/15/32	100,000	86,504
3.050%, due 10/01/41	150,000	106,000
Service Corp. International, 5.750%, due 10/15/32	10,000	9,997
Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc., 6.750%, due 08/15/32(4)	42,000	41,485
United Rentals North America, Inc., 6.125%, due 03/15/34(4)	59,000	59,960
		1,049,327
Computers—0.4%
Accenture Capital, Inc., 4.500%, due 10/04/34	100,000	93,545
Ahead DB Holdings LLC, 6.625%, due 05/01/28(4)	34,000	33,943
Apple, Inc., 3.450%, due 02/09/45	100,000	73,065
3.850%, due 05/04/43	160,000	127,497
Everforth, Inc., 4.625%, due 05/15/28(4)	361,000	351,435
International Business Machines Corp., 5.875%, due 11/29/32	175,000	181,231
KBR, Inc., 4.750%, due 09/30/28(4)	41,000	40,456
McAfee Corp., 7.375%, due 02/15/30(4)	134,000	121,199
		1,022,371
Corporate bonds—(continued)
Cosmetics/personal care—0.0%†
Perrigo Finance Unlimited Co., 6.125%, due 09/30/32	$15,000	$14,715
Diversified financial services—1.3%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.300%, due 01/30/32	250,000	225,595
Ally Financial, Inc., 6.700%, due 02/14/33	100,000	101,791
American Express Co., (fixed, converts to FRN on 10/24/35) 4.804%, due 10/24/36(5)	100,000	94,542
Bread Financial Holdings, Inc., 6.750%, due 05/15/31(4)	170,000	173,623
(fixed, converts to FRN on 06/15/30) 8.375%, due 06/15/35(4), (5)	59,000	61,530
Capital One Financial Corp., (fixed, converts to FRN on 02/01/33) 5.817%, due 02/01/34(5)	450,000	454,682
CME Group, Inc., 3.750%, due 06/15/28	150,000	148,047
Freedom Mortgage Holdings LLC, 9.125%, due 05/15/31(4)	49,000	50,564
9.250%, due 02/01/29(4)	156,000	161,291
GGAM Finance Ltd., 6.875%, due 04/15/29(4)	145,000	147,358
Jerrold Finco PLC, 7.875%, due 04/15/30(7)	100,000	137,776
Macquarie Airfinance Holdings Ltd., 6.500%, due 03/26/31(4)	33,000	34,175
Navient Corp., 4.875%, due 03/15/28	250,000	247,078
5.000%, due 03/15/27	40,000	39,896
11.500%, due 03/15/31	44,000	47,513
OneMain Finance Corp., 6.125%, due 05/15/30	120,000	119,447
6.750%, due 03/15/32	243,000	243,440
PRA Group, Inc., 8.375%, due 02/01/28(4)	35,000	35,441
8.875%, due 01/31/30(4)	52,000	53,981
Rocket Cos., Inc., 6.125%, due 08/01/30(4)	250,000	253,325
7.125%, due 02/01/32(4)	59,000	60,930
		2,892,025
Electric—1.3%
Berkshire Hathaway Energy Co., 4.450%, due 01/15/49	50,000	39,540
Clearway Energy Operating LLC, 4.750%, due 03/15/28(4)	65,000	64,418
Consolidated Edison Co. of New York, Inc., 5.900%, due 11/15/53	100,000	96,027
Constellation Energy Generation LLC, 4.625%, due 02/01/29	30,000	29,683

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2026

Face amount	Value
Face amount	Value
Corporate bonds—(continued)
Electric—(continued)
DTE Electric Co., Series A, 3.000%, due 03/01/32	$200,000	$181,321
5.200%, due 03/01/34	100,000	99,668
Duke Energy Ohio, Inc., 4.300%, due 02/01/49	250,000	193,615
Edison International, (fixed, converts to FRN on 06/15/29) 7.875%, due 06/15/54(5)	37,000	37,485
Eversource Energy, 5.500%, due 01/01/34	200,000	199,753
Exelon Corp., 4.450%, due 04/15/46	200,000	159,139
4.950%, due 03/15/36	150,000	142,045
FirstEnergy Corp., Series C, 4.850%, due 07/15/47	75,000	61,960
Florida Power & Light Co., 5.950%, due 02/01/38	45,000	46,307
Georgia Power Co., Series B, 3.700%, due 01/30/50	200,000	141,190
National Rural Utilities Cooperative Finance Corp., 3.900%, due 11/01/28	100,000	98,247
NRG Energy, Inc., 3.625%, due 02/15/31(4)	66,000	60,750
6.000%, due 02/01/33(4)	67,000	66,689
Oncor Electric Delivery Co. LLC, 3.750%, due 04/01/45	40,000	29,831
PG&E Corp., 5.000%, due 07/01/28	96,000	94,560
5.250%, due 07/01/30	150,000	145,958
Public Service Electric & Gas Co., 2.450%, due 01/15/30	250,000	231,268
San Diego Gas & Electric Co., Series TTT, 4.100%, due 06/15/49	100,000	74,859
Sempra, 6.000%, due 10/15/39	150,000	148,929
Southern California Edison Co., 3.650%, due 02/01/50	175,000	114,912
Southwestern Electric Power Co., 3.250%, due 11/01/51	100,000	62,951
Talen Energy Supply LLC, 6.125%, due 05/01/31(4)	320,000	319,256
Vistra Corp., (fixed, converts to FRN on 12/15/26) 7.000%, due 12/15/26(4), (5), (6)	102,000	102,504
		3,042,865
Electrical components & equipment—0.1%
Energizer Holdings, Inc., 4.375%, due 03/31/29(4)	121,000	117,354
4.750%, due 06/15/28(4)	180,000	178,090
		295,444
Corporate bonds—(continued)
Electronics—0.1%
Allegion U.S. Holding Co., Inc., 5.600%, due 05/29/34	$150,000	$150,905
Energy-alternate sources—0.1%
TerraForm Power Operating LLC, 4.750%, due 01/15/30(4)	247,000	237,460
Engineering & construction—0.1%
Arcosa, Inc., 6.875%, due 08/15/32(4)	37,000	38,318
Artera Services LLC, 8.500%, due 02/15/31(4)	89,000	76,249
Brundage-Bone Concrete Pumping Holdings, Inc., 7.500%, due 02/01/32(4)	5,000	5,135
		119,702
Entertainment—0.1%
Caesars Entertainment, Inc., 6.000%, due 10/15/32(4)	55,000	49,398
6.500%, due 02/15/32(4)	25,000	24,165
Light & Wonder International, Inc., 7.500%, due 09/01/31(4)	67,000	69,486
		143,049
Food—0.1%
J.M. Smucker Co., 6.200%, due 11/15/33	100,000	104,937
6.500%, due 11/15/43	100,000	105,009
Kroger Co., 3.875%, due 10/15/46	150,000	110,424
		320,370
Gas—0.0%†
NiSource, Inc., 5.350%, due 04/01/34	100,000	99,477
Healthcare-products—0.1%
Abbott Laboratories, 4.900%, due 11/30/46	50,000	44,410
Solventum Corp., 5.600%, due 03/23/34	150,000	150,614
		195,024
Healthcare-services—0.6%
Centene Corp., 2.450%, due 07/15/28	100,000	95,266
4.625%, due 12/15/29	200,000	194,969
CHS/Community Health Systems, Inc., 5.250%, due 05/15/30(4)	60,000	56,019
6.000%, due 01/15/29(4)	57,000	56,343
6.875%, due 04/15/29(4)	43,000	41,256
10.875%, due 01/15/32(4)	53,000	56,239
DaVita, Inc., 4.625%, due 06/01/30(4)	105,000	101,461
6.875%, due 09/01/32(4)	75,000	76,807
HCA, Inc., 5.250%, due 06/15/49	150,000	128,881

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2026

Face amount	Value
Face amount	Value
Corporate bonds—(continued)
Healthcare-services—(continued)
LifePoint Health, Inc., 9.875%, due 08/15/30(4)	$77,000	$80,952
10.000%, due 06/01/32(4)	15,000	14,532
Prime Healthcare Services, Inc., 9.375%, due 09/01/29(4)	64,000	66,368
Star Parent, Inc., 9.000%, due 10/01/30(4)	64,000	67,183
Tenet Healthcare Corp., 6.125%, due 06/15/30	96,000	96,661
UnitedHealth Group, Inc., 4.625%, due 07/15/35	240,000	226,961
		1,359,898
Home builders—0.0%†
Ashton Woods USA LLC/Ashton Woods Finance Co., 4.625%, due 08/01/29(4)	37,000	35,881
Home furnishings—0.1%
Whirlpool Corp., 6.125%, due 06/15/30	150,000	140,934
Housewares—0.0%†
Newell Brands, Inc., 6.375%, due 05/15/30	25,000	25,381
7.375%, due 04/01/36	27,000	27,218
7.500%, due 04/01/46	5,000	4,661
		57,260
Insurance—0.4%
Allstate Corp., 5.550%, due 05/09/35	100,000	100,676
Aon Global Ltd., 4.750%, due 05/15/45	100,000	83,785
Berkshire Hathaway Finance Corp., 4.250%, due 01/15/49	100,000	78,051
Hartford Insurance Group, Inc., 6.100%, due 10/01/41	150,000	152,048
Marsh & McLennan Cos., Inc., 5.000%, due 03/15/35	150,000	144,475
MetLife, Inc., 4.125%, due 08/13/42	130,000	105,828
Metropolitan Life Global Funding I, 5.150%, due 03/28/33(4)	150,000	148,842
Teachers Insurance & Annuity Association of America, 4.270%, due 05/15/47(4)	50,000	38,542
		852,247
Internet—0.4%
Amazon.com, Inc., 2.500%, due 06/03/50	150,000	81,277
Expedia Group, Inc., 3.800%, due 02/15/28	100,000	98,682
Meta Platforms, Inc., 4.875%, due 11/15/35	150,000	140,393
5.400%, due 08/15/54	50,000	40,534
Corporate bonds—(continued)
Internet—(continued)
Netflix, Inc., 4.875%, due 06/15/30(4)	$100,000	$99,799
Snap, Inc., 6.875%, due 03/01/33(4)	45,000	44,127
Uber Technologies, Inc., 4.800%, due 09/15/34	150,000	143,407
Wayfair LLC, 7.250%, due 10/31/29(4)	340,000	351,197
		999,416
Investment companies—0.3%
Blue Owl Technology Finance Corp., 6.100%, due 03/15/28	172,000	172,113
6.125%, due 01/23/31	100,000	97,031
6.750%, due 04/04/29	125,000	125,400
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.250%, due 05/15/27	189,000	187,639
9.750%, due 01/15/29	50,000	47,856
10.000%, due 11/15/29(4)	5,000	4,845
		634,884
Iron & steel—0.2%
Cleveland-Cliffs, Inc., 6.875%, due 11/01/29(4)	85,000	86,219
7.000%, due 03/15/32(4)	92,000	92,806
7.500%, due 09/15/31(4)	100,000	102,822
Fortescue Treasury Pty. Ltd., 5.875%, due 04/15/30(4)	15,000	15,061
6.125%, due 04/15/32(4)	76,000	76,842
		373,750
Leisure time—0.4%
Carnival Corp. Ltd., 5.875%, due 06/15/31(4)	260,000	260,889
NCL Corp. Ltd., 6.750%, due 02/01/32(4)	231,000	224,692
7.750%, due 02/15/29(4)	120,000	124,941
Patrick Industries, Inc., 6.375%, due 11/01/32(4)	67,000	66,898
Pinnacle Bidco PLC, 8.250%, due 10/11/28(7)	100,000	118,941
Royal Caribbean Cruises Ltd., 5.500%, due 04/01/28(4)	10,000	10,076
5.625%, due 09/30/31(4)	68,000	68,102
6.000%, due 02/01/33(4)	11,000	11,067
6.250%, due 03/15/32(4)	30,000	30,423
7.500%, due 10/15/27	25,000	25,735
Sabre GLBL, Inc., 10.750%, due 11/15/29(4)	26,000	25,642
10.750%, due 03/15/30(4)	31,000	30,109
		997,515

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2026

Face amount	Value
Face amount	Value
Corporate bonds—(continued)
Lodging—0.1%
Hilton Grand Vacations Borrower LLC/ Hilton Grand Vacations Borrower, Inc., 4.875%, due 07/01/31(4)	$94,000	$87,016
5.000%, due 06/01/29(4)	25,000	24,358
6.625%, due 01/15/32(4)	40,000	40,336
		151,710
Machinery-diversified—0.1%
Regal Rexnord Corp., 6.400%, due 04/15/33	150,000	155,764
Westinghouse Air Brake Technologies Corp., 5.611%, due 03/11/34	150,000	151,342
		307,106
Media—0.8%
CCO Holdings LLC/CCO Holdings Capital Corp., 4.250%, due 02/01/31(4)	143,000	128,970
4.250%, due 01/15/34(4)	40,000	33,351
4.750%, due 03/01/30(4)	122,000	115,698
5.375%, due 06/01/29(4)	139,000	136,508
Charter Communications Operating LLC/Charter Communications Operating Capital, 4.200%, due 03/15/28	250,000	246,269
Comcast Corp., 2.887%, due 11/01/51	239,000	127,996
Directv Financing LLC, 8.875%, due 02/01/30(4)	131,000	133,993
Directv Financing LLC/Directv Financing Co-Obligor, Inc., 5.875%, due 08/15/27(4)	2,000	1,995
10.000%, due 02/15/31(4)	13,000	13,757
Discovery Communications LLC, 3.625%, due 05/15/30	70,000	65,538
Discovery Global Holdings, Inc., 4.054%, due 03/15/29	135,000	133,650
Nexstar Media, Inc., 4.750%, due 11/01/28(4)	45,000	44,337
Sirius XM Radio LLC, 3.875%, due 09/01/31(4)	52,000	47,392
4.125%, due 07/01/30(4)	59,000	55,527
5.500%, due 07/01/29(4)	35,000	34,946
Space Exploration Technologies Corp., 5.350%, due 07/15/31(4)	190,000	185,715
Time Warner Cable LLC, 6.550%, due 05/01/37	125,000	120,379
Univision Communications, Inc., 4.500%, due 05/01/29(4)	40,000	38,078
7.375%, due 06/30/30(4)	63,000	63,236
8.500%, due 07/31/31(4)	65,000	65,508
Walt Disney Co., 4.950%, due 10/15/45	120,000	106,244
		1,899,087
Mining—0.1%
Freeport-McMoRan, Inc., 4.625%, due 08/01/30	150,000	147,485
Corporate bonds—(continued)
Miscellaneous manufacturers—0.1%
Amsted Industries, Inc., 4.625%, due 05/15/30(4)	$60,000	$58,102
6.375%, due 03/15/33(4)	86,000	87,060
Axon Enterprise, Inc., 6.250%, due 03/15/33(4)	43,000	43,753
		188,915
Office & business equipment—0.0%†
Zebra Technologies Corp., 6.500%, due 06/01/32(4)	33,000	33,613
Oil & gas—0.4%
Aker BP ASA, 3.750%, due 01/15/30(4)	150,000	143,660
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 5.875%, due 06/30/29(4)	87,000	87,014
6.625%, due 10/15/32(4)	50,000	50,465
ConocoPhillips Co., 3.758%, due 03/15/42	50,000	39,420
EQT Corp., 5.750%, due 02/01/34	150,000	151,262
Equinor ASA, 4.800%, due 11/08/43	50,000	44,636
Exxon Mobil Corp., 4.114%, due 03/01/46	50,000	40,004
Marathon Petroleum Corp., 4.750%, due 09/15/44	60,000	50,832
Nabors Industries, Inc., 9.125%, due 01/31/30(4)	31,000	32,517
Shell Finance U.S., Inc., 4.375%, due 05/11/45	100,000	82,227
SM Energy Co., 8.750%, due 07/01/31(4)	81,000	84,738
Sunoco LP, 7.250%, due 05/01/32(4)	89,000	92,037
Transocean Aquila Ltd., 8.000%, due 09/30/28(4)	104,615	106,785
Transocean International Ltd., 8.750%, due 02/15/30(4)	3,250	3,380
		1,008,977
Oil & gas services—0.1%
USA Compression Partners LP/USA Compression Finance Corp., 7.125%, due 03/15/29(4)	182,000	186,480
Weatherford International Ltd., 8.625%, due 04/30/30(4)	15,000	15,132
		201,612
Pharmaceuticals—0.5%
AbbVie, Inc., 4.450%, due 05/14/46	200,000	164,952
CVS Health Corp., 5.700%, due 06/01/34	150,000	151,762
Eli Lilly & Co., 4.900%, due 10/15/35	100,000	97,635

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2026

Face amount	Value
Face amount	Value
Corporate bonds—(continued)
Pharmaceuticals—(continued)
Pfizer, Inc., 7.200%, due 03/15/39	$270,000	$306,802
Teva Pharmaceutical Finance Netherlands II BV, 3.750%, due 05/09/27	100,000	116,303
Teva Pharmaceutical Finance Netherlands IV BV, 5.750%, due 12/01/30	225,000	228,485
		1,065,939
Pipelines—0.9%
Antero Midstream Partners LP/Antero Midstream Finance Corp., 5.375%, due 06/15/29(4)	37,000	36,996
Blue Racer Midstream LLC/Blue Racer Finance Corp., 7.250%, due 07/15/32(4)	82,000	84,772
Buckeye Partners LP, 6.750%, due 02/01/30(4)	62,000	63,778
6.875%, due 07/01/29(4)	22,000	22,517
Cheniere Energy Partners LP, 5.550%, due 10/30/35	100,000	99,589
CNX Midstream Partners LP, 4.750%, due 04/15/30(4)	105,000	101,101
Enbridge Energy Partners LP, 7.375%, due 10/15/45	100,000	111,553
Energy Transfer LP, 5.400%, due 10/01/47	50,000	43,949
3 mo. USD Term SOFR + 3.279% 7.090%, due 11/01/66(5)	75,000	74,761
Howard Midstream Energy Partners LLC, 7.375%, due 07/15/32(4)	107,000	110,482
Kinder Morgan, Inc., 4.300%, due 03/01/28	150,000	149,504
5.550%, due 06/01/45	170,000	157,490
Plains All American Pipeline LP/PAA Finance Corp., 5.700%, due 09/15/34	300,000	300,603
Targa Resources Corp., 4.200%, due 02/01/33	150,000	140,163
Venture Global LNG, Inc., 7.000%, due 01/15/30(4)	117,000	120,418
8.375%, due 06/01/31(4)	40,000	41,596
9.875%, due 02/01/32(4)	197,000	210,014
Western Midstream Operating LP, 6.150%, due 04/01/33	100,000	103,111
		1,972,397
Real estate—0.1%
Jones Lang LaSalle, Inc., 6.875%, due 12/01/28	200,000	207,824
Real estate investment trusts—0.3%
Extra Space Storage LP, 5.400%, due 02/01/34	200,000	198,316
Iron Mountain, Inc., 5.625%, due 07/15/32(4)	55,000	54,017
Corporate bonds—(continued)
Real estate investment trusts—(continued)
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 4.750%, due 06/15/29(4)	$185,000	$180,194
Public Storage Operating Co., 2.250%, due 11/09/31	200,000	174,916
Service Properties Trust, 8.625%, due 11/15/31(4)	67,000	70,166
		677,609
Retail—0.6%
Asbury Automotive Group, Inc., 4.625%, due 11/15/29(4)	20,000	19,463
4.750%, due 03/01/30	395,000	384,958
Bath & Body Works, Inc., 6.625%, due 10/01/30(4)	82,000	83,604
6.875%, due 11/01/35	25,000	25,499
Home Depot, Inc., 3.350%, due 04/15/50	150,000	99,922
LCM Investments Holdings II LLC, 4.875%, due 05/01/29(4)	180,000	176,093
8.250%, due 08/01/31(4)	41,000	42,597
Lithia Motors, Inc., 4.375%, due 01/15/31(4)	76,000	72,399
Macy’s Retail Holdings LLC, 5.875%, due 03/15/30(4)	100,000	99,788
McDonald’s Corp., 3.800%, due 04/01/28	250,000	246,928
4.875%, due 12/09/45	120,000	103,927
		1,355,178
Semiconductors—0.1%
Broadcom, Inc., 4.926%, due 05/15/37(4)	150,000	137,666
NVIDIA Corp., 2.850%, due 04/01/30	100,000	93,484
NXP BV/NXP Funding LLC, 5.550%, due 12/01/28	100,000	101,134
		332,284
Software—0.5%
Cloud Software Group LLC, 6.500%, due 03/31/29(4)	148,000	147,315
9.000%, due 09/30/29(4)	118,000	118,310
Microsoft Corp., 2.525%, due 06/01/50	120,000	67,559
3.500%, due 02/12/35	150,000	135,102
Open Text Corp., 3.875%, due 12/01/29(4)	30,000	28,085
Oracle Corp., 4.450%, due 09/26/30	185,000	175,122
5.200%, due 09/26/35	200,000	179,420
5.375%, due 07/15/40	216,000	179,799
5.375%, due 09/27/54	100,000	73,181
		1,103,893

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2026

Face amount	Value
Face amount	Value
Corporate bonds—(continued)
Telecommunications—0.7%
AT&T, Inc., 3.800%, due 12/01/57	$317,000	$199,141
6.000%, due 08/15/40	180,000	177,416
Cisco Systems, Inc., 5.050%, due 02/26/34	100,000	98,763
5.300%, due 02/26/54	50,000	44,934
QTS Central Issuer LLC/QTS TRS Central Issuer LLC, 6.625%, due 09/01/31(4)	95,000	93,642
Telecom Italia Capital SA, 7.721%, due 06/04/38	59,000	67,153
T-Mobile USA, Inc., 5.150%, due 04/15/34	300,000	293,779
5.650%, due 01/15/53	70,000	62,502
Uniti Group LP/Uniti Group Finance 2019, Inc./ CSL Capital LLC, 6.500%, due 02/15/29(4)	167,000	164,907
Verizon Communications, Inc., 2.355%, due 03/15/32	209,000	180,749
5.875%, due 11/30/55	100,000	92,169
Viasat, Inc., 6.500%, due 07/15/28(4)	100,000	99,807
7.500%, due 05/30/31(4)	66,000	66,256
		1,641,218
Transportation—0.1%
Burlington Northern Santa Fe LLC, 5.150%, due 09/01/43	160,000	148,630
Canadian Pacific Railway Co., 3.000%, due 12/02/41	150,000	107,164
United Parcel Service, Inc., 3.750%, due 11/15/47	50,000	36,438
		292,232
Trucking & leasing—0.3%
FTAI Aviation Investors LLC, 5.500%, due 05/01/28(4)	380,000	379,114
7.875%, due 12/01/30(4)	78,000	81,430
Penske Truck Leasing Co. LP/PTL Finance Corp., 6.050%, due 08/01/28(4)	150,000	152,968
		613,512
Total corporate bonds (cost—$41,122,143)		39,320,140
Mortgage-backed securities—0.8%
Bank, Series 2020-BN30, Class A4, 1.925%, due 12/15/53	350,000	306,675
BMO Mortgage Trust, Series 2023-C4, Class A5, 5.117%, due 02/15/56(5)	500,000	493,734
CENT, Series 2025-CITY, Class A, 5.091%, due 07/10/40(4), (5)	500,000	494,686
Mortgage-backed securities—(continued)
Citigroup Commercial Mortgage Trust, Series 2018-C5, Class A4, 4.228%, due 06/10/51(5)	$350,000	$344,932
Flagstar Mortgage Trust, Series 2018‑5, Class A2, 4.000%, due 09/25/48(4), (5)	97,586	88,477
Hilton USA Trust, Series 2016-SFP, Class B, 3.323%, due 11/05/35(4)	425,000	199,767
Verus Securitization Trust, Series 2021-R1, Class A1, 0.820%, due 10/25/63(4), (5)	17,265	16,845
Total mortgage-backed securities (cost—$2,318,101)		1,945,116
Non-U.S. government agency obligations—0.1%
Mexico Government International Bonds, 4.750%, due 04/27/32 (cost—$203,591)	200,000	190,300
U.S. government agency obligations—11.9%
Federal Home Loan Mortgage Corp. 2.000%, due 05/01/51	1,334,603	1,052,372
2.500%, due 05/01/52	1,108,839	919,006
3.000%, due 11/01/46	59,258	52,084
3.000%, due 07/01/47	74,866	65,602
3.000%, due 08/01/47	74,591	65,361
4.000%, due 05/01/47	57,025	53,104
5.000%, due 03/01/38	5,751	5,744
5.500%, due 05/01/37	28,185	28,665
5.500%, due 08/01/40	5,300	5,403
6.500%, due 08/01/28	3,742	3,782
Federal National Mortgage Association 2.000%, due 11/01/50	782,317	618,220
2.000%, due 01/01/51	379,003	299,372
2.000%, due 03/01/51	376,961	297,749
2.500%, due 04/01/50	1,106,787	917,241
2.500%, due 05/01/51	651,997	538,924
2.500%, due 02/01/52	845,713	707,835
2.500%, due 03/01/52	1,484,675	1,220,512
3.000%, due 11/01/48	125,255	109,948
3.000%, due 02/01/50	131,338	113,499
3.500%, due 12/01/47	50,010	45,170
3.500%, due 02/01/48	344,210	310,865
4.000%, due 12/01/39	17,913	17,165
4.000%, due 02/01/41	9,173	8,748
4.000%, due 07/01/53	486,685	446,427
4.500%, due 09/01/37	49,647	49,075
4.500%, due 07/01/47	29,308	28,078
5.000%, due 10/01/39	2,964	2,952
5.000%, due 05/01/40	2,363	2,355
5.500%, due 08/01/39	5,187	5,285
7.000%, due 08/01/32	24,040	25,303
Government National Mortgage Association 2.000%, due 03/20/51	975,320	782,627
2.500%, due 03/20/51	1,012,213	846,845
3.000%, due 01/20/47	28,338	25,068
3.000%, due 07/20/47	76,290	67,251

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2026

Face amount	Value
Face amount	Value
U.S. government agency obligations—(continued)
3.000%, due 08/20/47	$57,852	$50,997
3.500%, due 04/20/47	71,114	64,138
4.000%, due 07/15/42	15,885	15,040
5.000%, due 11/20/52	432,438	423,826
6.000%, due 11/20/28	46	47
6.000%, due 02/20/29	108	109
6.000%, due 02/20/34	137,672	141,084
Government National Mortgage Association, TBA 3.000%	1,525,000	1,324,737
4.000%	925,000	834,804
4.500%	925,000	865,806
5.000%	475,000	459,694
Uniform Mortgage-Backed Security, TBA 1.500%	675,000	504,068
2.000%	1,300,000	1,013,148
3.000%	2,050,000	1,747,051
3.500%	1,000,000	938,343
3.500%	1,425,000	1,263,660
4.000%	950,000	866,777
4.500%	1,100,000	1,032,188
5.000%	2,300,000	2,218,520
5.500%	3,875,000	3,834,591
Total U.S. government agency obligations (cost—$27,952,086)		27,336,265
U.S. Treasury obligations—0.9%
U.S. Treasury Notes 3.875%, due 04/30/31	400,000	389,766
4.125%, due 07/15/29	1,580,000	1,568,026
Total U.S. Treasury obligations (cost—$1,966,213)		1,957,792
Number of shares
Short term investments—7.6%
Investment companies—1.5%
State Street Institutional U.S. Government Money Market Fund, 3.621%(8) (cost—$3,512,547)	3,512,547	3,512,547
Short term investments—(continued)
Short-term U.S. Treasury obligations—6.1%
U.S. Treasury Bills 3.672%, due 09/24/26(8)	$400,000	$399,090
3.688%, due 09/24/26(8)	1,500,000	1,496,502
3.693%, due 09/24/26(8)	1,000,000	997,710
3.709%, due 10/29/26(8)	2,000,000	1,987,916
3.723%, due 09/24/26(8)	800,000	798,157
3.731%, due 10/29/26(8)	800,000	795,327
3.759%, due 11/27/26(8)	1,300,000	1,288,240
3.767%, due 12/03/26(8)	1,620,000	1,604,250
3.899%, due 12/03/26(8)	1,000,000	990,229
3.902%, due 01/14/27(8)	3,600,000	3,549,032
Total short-term U.S. Treasury obligations (cost—$13,907,818)		13,906,453
Total short term investments (cost—$17,420,365)		17,419,000
Number of shares
Investment of cash collateral from securities loaned—0.0%†
Money market funds—0.0%†
State Street Navigator Securities Lending Government Money Market Portfolio, 3.663%(8) (cost—$42,988)	42,988	42,988
Total investments (cost—$213,897,630)—104.8%		239,703,605
Liabilities in excess of other assets—(4.8)%		(10,948,473)
Net assets—100.0%		$228,755,132

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2026

Futures contracts

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
Index futures buy contracts:
97	USD	E-mini Russell 1000 Value Index Futures	September 2026	$11,609,871	$12,246,735	$636,864
126	EUR	EURO STOXX Banks Index Futures	September 2026	2,145,852	2,320,828	174,976
15	USD	Russell 2000 Value Index Futures	September 2026	2,226,524	2,219,025	(7,499)
16	USD	S&P 500 E-Mini Index Futures	September 2026	6,082,709	6,159,200	76,491
18	JPY	TSE TOPIX Index Futures	September 2026	4,651,372	4,694,084	42,712
67	USD	U.S. MSCI Emerging Markets Index Futures	September 2026	5,942,190	5,732,185	(210,005)
U.S. Treasury futures buy contracts:
25	USD	U.S. Treasury Note 2 Year Futures	December 2026	$5,145,232	$5,130,860	$(14,372)
10	USD	U.S. Treasury Note 5 Year Futures	December 2026	1,062,241	1,057,031	(5,210)
228	USD	U.S. Treasury Note 10 Year Futures	December 2026	24,754,388	24,545,625	(208,763)
Total				$63,620,379	$64,105,573	$485,194
Index futures sell contracts:
62	EUR	EURO STOXX 50 Index Futures	September 2026	$(4,525,583)	$(4,635,674)	$(110,091)
36	USD	iBoxx iShares $ High Yield Corporate Bond Index Futures	December 2026	(6,680,648)	(6,687,540)	(6,892)
44	USD	iBoxx iShares $ Investment Grade Corporate Bond Index Futures	December 2026	(6,440,703)	(6,414,540)	26,163
15	AUD	S&P ASX Share Price Index 200 Futures	September 2026	(2,415,786)	(2,424,974)	(9,188)
U.S. Treasury futures sell contracts:
3	USD	Ultra U.S. Treasury Bond Futures	December 2026	$(328,599)	$(330,094)	$(1,495)
7	USD	Ultra U.S. Treasury Note 10 Year Futures	December 2026	(767,201)	(765,953)	1,248
Total				$(21,158,520)	$(21,258,775)	$(100,255)
Net unrealized appreciation (depreciation)						$384,939

Centrally cleared credit default swap agreements on credit indices—sell protection(9)

Referenced obligations	Implied credit spread as of August 31, 2026(10)	Notional amount (000)	Maturity date	Payment frequency	Payments received by the portfolio(11)	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
CDX.NA.HY.S45	N/A	USD 3,000	12/20/30	Quarterly	5.000%	$(17,903)	$259,005	$276,908

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2026

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of August 31, 2026 in valuing the Fund’s investments. In the event the Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active market for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$127,827,965	$128	$—	$127,828,093
Preferred stocks	—	—	0	0
Exchange traded funds	21,007,694	—	—	21,007,694
Asset-backed securities	—	2,656,217	—	2,656,217
Corporate bonds	—	39,320,140	—	39,320,140
Mortgage-backed securities	—	1,945,116	—	1,945,116
Non-U.S. government agency obligations	—	190,300	—	190,300
U.S. government agency obligations	—	27,336,265	—	27,336,265
U.S. Treasury obligations	—	1,957,792	—	1,957,792
Short-term investments	3,512,547	—	—	3,512,547
Short-term U.S. Treasury obligations	—	13,906,453	—	13,906,453
Investment of cash collateral from securities loaned	42,988	—	—	42,988
Futures contracts	958,454	—	—	958,454
Swap agreements	—	259,005	—	259,005
Total	$153,349,648	$87,571,416	$0	$240,921,064
Liabilities
Futures contracts	$(573,515)	$—	$—	$(573,515)
Total	$(573,515)	$—	$—	$(573,515)

For the period ended August 31, 2026, there were no transfers in or out of Level 3.

Securities valued using unobservable inputs, i.e. Level 3, were not considered significant to the Portfolio.

Portfolio footnotes

†
Amount represents less than 0.05% or (0.05)%.
*
Non-income producing security.
(1)
Security, or portion thereof, was on loan at period end.
(2)
Security fair valued by the Valuation Committee under the direction of the Board of Trustees.
(3)
Significant unobservable inputs were used in the valuation of this security; i.e. Level 3.
(4)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registrations, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $16,841,098, represented 7.4% of the Fund’s net assets at period end.
(5)
Floating or variable rate securities. The rates disclosed are as of August 31, 2026. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(6)
Perpetual investment. Date shown reflects the next call date.
(7)
Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
(8)
Rate shown reflects yield at August 31, 2026.

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2026

(9)
If the portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.
(10)
Implied credit spreads, represented in absolute terms, used in determining the market value of credit default swap agreements on corporate issues or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(11)
Payments made or received are based on the notional amount.

Portfolio acronyms:

DAC
Designated Activity Company
ETF
Exchange Traded Fund
FRN
Floating Rate Note
MSCI
Morgan Stanley Capital International
SOFR
Secured Overnight Financing Rate
SPDR
Standard & Poor’s Depository Receipts
TBA
To-Be-Announced Security
TIPS
Treasury inflation protected securities

Currency type abbreviations:

AUD
Australian Dollar
EUR
Euro
JPY
Japanese Yen
USD
United States Dollar

See accompanying notes to financial statements

UBS U.S. Allocation Fund

Statement of assets and liabilities
August 31, 2026

Assets:
Investments, at value (cost—$213,897,630)[1]	$239,703,605
Foreign currency (cost—2,068,350)	2,085,908
Cash collateral on futures	2,989,555
Cash collateral on swap agreements	26,000
Receivable for interest and dividends	755,788
Receivable for variation margin on futures contracts	430,444
Receivable for variation margin on swap agreements	277,213
Other assets	30,602
Total assets	246,299,115
Liabilities:
Payable for cash collateral from securities loaned	42,988
When-issued, delayed-delivery, forward and TBA commitments purchased	16,976,491
Payable for fund shares redeemed	118,711
Payable to affiliate	138,985
Payable to custodian	50,121
Accrued expenses and other liabilities	216,687
Total liabilities	17,543,983
Net assets	$228,755,132
Net assets consist of:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$168,414,137
Distributable earnings (accumulated losses)	60,340,995
Net assets	$228,755,132
Class A
Net assets	$194,776,676
Shares outstanding	3,537,733
Net asset value per share	$55.06
Maximum offering price per share (net asset value plus maximum sales charge of 5.50%)	$58.26
Class P
Net assets	$33,978,456
Shares outstanding	594,960
Net asset value, offering price and redemption value per share	$57.11
1
Includes $426,648 of investments in securities on loan, at value, plus accrued interest and dividends, if any.

See accompanying notes to financial statements

UBS U.S. Allocation Fund

Statement of operations
For the year ended August 31, 2026

Investment income:
Dividends	$1,666,102
Interest	3,751,420
Securities lending	6,093
Foreign tax withheld	(126)
Total income	5,423,489
Expenses:
Investment advisory and administration fees	1,122,560
Service fees—Class A	479,339
Transfer agency and related services fees—Class A	79,435
Transfer agency and related services fees—Class P	8,207
Custody and fund accounting fees	68,150
Trustees’ fees	26,754
Professional services fees	224,372
Printing and shareholder report fees	82,518
Federal and state registration fees	55,893
Insurance expense	1,690
Other expenses	76,107
Total expenses	2,225,025
Net investment income (loss)	3,198,464
Net realized and unrealized gains (loss):
Net realized gain (loss) on:
Investments	27,386,624
Futures contracts	5,841,820
Swap agreements	(687,982)
Forward foreign currency contracts	(303,451)
Foreign currency transactions	(14,731)
Net realized gain (loss)	32,222,280
Change in net unrealized appreciation (depreciation) on:
Investments	(4,465,510)
Futures contracts	(142,662)
Swap agreements	754,139
Forward foreign currency contracts	657
Translation of other assets and liabilities denominated in foreign currency	14,345
Net change in unrealized appreciation (depreciation)	(3,839,031)
Net realized and unrealized gain (loss)	28,383,249
Net increase (decrease) in net assets resulting from operations	$31,581,713

See accompanying notes to financial statements

UBS U.S. Allocation Fund

Statement of changes in net assets

	For the years ended August 31,
2026		2025
From operations:
Net investment income (loss)	$3,198,464	$3,280,463
Net realized gain (loss)	32,222,280	16,823,975
Net change in unrealized appreciation (depreciation)	(3,839,031)	(126,626)
Net increase (decrease) in net assets resulting from operations	31,581,713	19,977,812
Total distributions—Class A	(16,818,277)	(14,874,520)
Total distributions—Class P	(2,822,756)	(2,370,171)
Total distributions	(19,641,033)	(17,244,691)
From beneficial interest transactions:
Proceeds from shares sold	1,609,539	1,444,819
Cost of shares redeemed	(22,624,354)	(28,636,079)
Shares issued on reinvestment of dividends and distributions	17,444,811	15,497,415
Net increase (decrease) in net assets from beneficial interest transactions	(3,570,004)	(11,693,845)
Net increase (decrease) in net assets	8,370,676	(8,960,724)
Net assets:
Beginning of year	220,384,456	229,345,180
End of year	$228,755,132	$220,384,456

See accompanying notes to financial statements

UBS U.S. Allocation Fund

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended August 31,
2026		2025	2024	2023	2022
Net asset value, beginning of year	$52.47	$51.80	$44.91	$45.40	$60.43
Net investment income (loss)[1]	0.73	0.73	0.74	0.64	0.42
Net realized and unrealized gain (loss)	6.67	4.00	6.80	2.85	(6.37)
Net increase (decrease) from operations	7.40	4.73	7.54	3.49	(5.95)
Dividends from net investment income	(0.66)	(0.84)	(0.65)	(0.38)	(0.05)
Distributions from net realized gain	(4.15)	(3.22)	—	(3.60)	(9.03)
Total dividends and distributions	(4.81)	(4.06)	(0.65)	(3.98)	(9.08)
Net asset value, end of year	$55.06	$52.47	$51.80	$44.91	$45.40
Total investment return[2]	15.10%	9.48%	16.97%	8.72%	(11.69)%
Ratios to average net assets:
Expenses	1.03%	1.02%	1.03%	1.00%	0.97%
Net investment income (loss)	1.39%	1.46%	1.56%	1.49%	0.81%
Supplemental data:
Net assets, end of year (000’s)	$194,777	$189,035	$193,955	$186,809	$195,884
Portfolio turnover	53%*	57%	58%	65%	96%

Class P

	Years ended August 31,
2026		2025	2024	2023	2022
Net asset value, beginning of year	$54.20	$53.39	$46.26	$46.66	$61.87
Net investment income (loss)[1]	0.90	0.90	0.89	0.78	0.57
Net realized and unrealized gain (loss)	6.91	4.11	7.01	2.94	(6.55)
Net increase (decrease) from operations	7.81	5.01	7.90	3.72	(5.98)
Dividends from net investment income	(0.75)	(0.98)	(0.77)	(0.52)	(0.20)
Distributions from net realized gain	(4.15)	(3.22)	—	(3.60)	(9.03)
Total dividends and distributions	(4.90)	(4.20)	(0.77)	(4.12)	(9.23)
Net asset value, end of year	$57.11	$54.20	$53.39	$46.26	$46.66
Total investment return[2]	15.41%	9.76%	17.29%	9.02%	(11.44)%
Ratios to average net assets:
Expenses	0.76%	0.76%	0.76%	0.74%	0.70%
Net investment income (loss)	1.65%	1.72%	1.83%	1.76%	1.08%
Supplemental data:
Net assets, end of year (000’s)	$33,978	$31,349	$35,390	$32,472	$32,019
Portfolio turnover	53%*	57%	58%	65%	96%
*
Excludes TBA transactions.
1
Calculated using the average shares method.
2
Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements

UBS U.S. Allocation Fund

Notes to financial statements

Organization and significant accounting policies

UBS U.S. Allocation Fund (the “Fund”) is a series of UBS Investment Trust (the “Trust”) and is registered with the US Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end, diversified management investment company. The Trust was organized on March 28, 1991, as a business trust under the laws of the Commonwealth of Massachusetts and currently has one operating series.

UBS Asset Management (Americas) LLC (“UBS AM” or the “Advisor”) serves as the investment advisor and administrator for the Fund. UBS Asset Management (US) Inc. (“UBS AM (US)”) serves as the principal underwriter for the Fund. UBS AM and UBS AM (US) are indirect wholly owned subsidiaries of UBS Group AG. UBS Group AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry.

The Fund currently offers Class A and Class P shares. Each class represents interests in the same assets of the Fund, and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency and related services expenses. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan, if any. Class P shares have no service or distribution plan.

In the normal course of business the Fund may enter into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had any prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative US generally accepted accounting principles (“US GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Fund’s financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The Fund is an investment company and applies the guidance in FASB Topic 946—Financial Services—Investment Companies.

The following is a summary of significant accounting policies:

Investment transactions, investment income and expenses—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income and expense are recorded net of withholding taxes on the ex dividend date (“ex-date”) except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments. Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend eligible shares, as appropriate) of each class at the beginning of the day after adjusting for current capital share activity of the respective classes. Class specific expenses are charged directly to the applicable class of shares.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital are determined in accordance with US federal income tax regulations, which may differ from US GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differ‐

UBS U.S. Allocation Fund

Notes to financial statements

ences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Foreign currency translation—The books and records of the Fund are maintained in US dollars. Foreign currency amounts are translated into US dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into US dollars based on the current exchange rates each business day; and (2) purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of operations.

The Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in the market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency denominated securities pursuant to US federal income tax regulations. Net realized foreign currency transaction gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

Concentration of risk—Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Fund invests.

The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic, political and other developments particular to a specific industry, country, state or region.

Investments in bonds with ratings of BB (Standard & Poor’s Financial Services LLC or Fitch Ratings, Inc.) or Ba (Moody’s Investors Service, Inc.) or below (commonly referred to as “high yield” bonds), or deemed of equivalent quality, have an increased risk of defaulting or otherwise being unable to honor a financial obligation. These securities are considered to be predominantly speculative with respect to an issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-quality bonds are more likely to be subject to an issuer’s default or downgrade than investment grade (higher-quality) bonds.

Valuation of investments

The Fund generally calculates its net asset value on days that the New York Stock Exchange (“NYSE”) is open. The Fund calculates net asset value as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern Time). The NYSE normally is not open, and the Fund does not price its shares, on most national holidays and Good Friday. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is not open, the value of the Fund’s assets may be affected on those days. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern Time, the Fund’s net asset value per share generally will still be calculated as of the close of regular trading on the NYSE. The time at which the Fund calculates its net asset value and until which purchase, sale or exchange orders are accepted may be changed as permitted by the SEC.

The Fund calculates its net asset value based on the current market value, where available, for its portfolio investments. The Fund normally obtains market values for its investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized “evaluation” systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in deter‐

UBS U.S. Allocation Fund

Notes to financial statements

mining the valuation of the portfolio investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings.

Investments traded in the over-the-counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Investments listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS AM. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Trustees (the “Board”). Foreign currency exchange rates are generally determined as of the close of the NYSE.

Certain investments in which the Fund invests may be traded in markets that close before 4:00 p.m., Eastern Time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern Time, will not be reflected in the Fund’s net asset value. However, if the Fund determines that such developments are so significant that they will materially affect the value of the Fund’s investments, the Fund may adjust the previous closing prices to reflect what is believed to be the fair value of these investments as of 4:00 p.m., Eastern Time.

The Fund may use a systematic fair valuation model provided by an independent third party to value investments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If an investment is valued at a “fair value,” that value is likely to be different from the last quoted market price for the investment. The use of the fair valuation model may result in securities being transferred between Level 1 and Level 2 of the fair valuation hierarchy at the end of the reporting period.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value.

Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Fund’s use of the practical expedient within ASC Topic 820, Fair Value Measurement, investments in investment companies without publicly published prices are also valued at the daily net asset value.

All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund’s custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts, if any, are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third-party vendors or quotations from market makers to the extent available. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

UBS U.S. Allocation Fund

Notes to financial statements

The Board has designated UBS AM as the valuation designee pursuant to Rule 2a‑5 under the 1940 Act, and delegated to UBS AM the responsibility for making fair value determinations with respect to portfolio holdings. UBS AM, as the valuation designee, is responsible for periodically assessing any material risks associated with the determination of the fair value of investments; establishing and applying fair value methodologies; testing the appropriateness of fair value methodologies; and overseeing and evaluating third-party pricing services. UBS AM has engaged the Equities, Fixed Income, and Multi-Asset Valuation Committee (the “VC”) to assist with its designated responsibilities as valuation designee with respect to the Fund’s portfolio holdings. The VC is comprised of representatives of management. The VC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the VC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the VC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances; securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value the Fund’s portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the “limit up” or “limit down” price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of the Fund’s investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of the Fund’s own assumptions in determining the fair value of investments. A fair value hierarchy table has been included near the end of the Fund’s Portfolio of investments.

Investments

Asset-backed securities—The Fund may invest in asset-backed securities (“ABS”), representing interests in pools of certain types of underlying installment loans, home equity loans, leases of various types of real and personal property and receivables from revolving lines of credit (credit cards). Such assets are securitized through the use of trusts or special purpose corporations. The yield characteristics of ABS differ from those of traditional debt securities. One such major difference is that principal may be prepaid at any time because the underlying obligations generally may be prepaid at any time. ABS may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

UBS U.S. Allocation Fund

Notes to financial statements

Mortgage-backed securities—The Fund may invest in mortgage-backed securities (“MBS”), representing direct or indirect interests in pools of underlying mortgage loans that are secured by real property. These securities provide investors with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid.

The timely payment of principal and interest (but not the market value) on MBS issued or guaranteed by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA) is backed by Ginnie Mae and the full faith and credit of the US government. Obligations issued by Fannie Mae (formally known as the Federal National Mortgage Association or FNMA) and Freddie Mac (formally known as the Federal Home Loan Mortgage Company or FHLMC) are historically supported only by the credit of the issuer, but currently are guaranteed by the US government in connection with such agencies being placed temporarily into conservatorship by the US ‐government.

Some MBS are sponsored or issued by private entities. Payments of principal and interest (but not the market value) of such private MBS may be supported by pools of mortgage loans or other MBS that are guaranteed, directly or indirectly, by the US government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement.

Collateralized mortgage obligations (“CMO”) are a type of MBS. A CMO is a debt security that may be collateralized by whole mortgage loans or mortgage pass-through securities. The mortgage loans or mortgage pass-through securities are divided into classes or tranches with each class having its own characteristics. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

The yield characteristics of MBS differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors. Generally, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Certain classes of CMOs and other MBS are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Such classes include interest-only (“IO”) and principal-only (“PO”) classes. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected.

Real estate investment trusts—The Fund may invest in real estate investment trusts (“REITs”). Distributions from a REIT are initially recorded as dividend income and may subsequently be recharacterized by the REIT at the end of its tax year as a return of capital and/or capital gains. The Fund estimates the character of dividends received from REITs for financial reporting purposes based on the distribution history of each REIT. Once actual distribution characterizations are made available by the REITs, typically after calendar year end, the Fund updates its accounting and/or tax books and records.

Repurchase agreements—The Fund may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller’s agreement to repurchase them at an agreed upon date (or upon demand) and

UBS U.S. Allocation Fund

Notes to financial statements

price. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains a separate account for both the Fund and its counterparty. The underlying collateral is valued daily in an effort to ensure that the value, including accrued interest, is at least equal to the repurchase price.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the Fund upon acquisition is accrued as interest and included in its net investment income. In the event of default of the obligation to repurchase, the Fund generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper, corporate bonds, equities and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller’s guarantor, if any) becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund intends to enter into repurchase agreements only in transactions with counterparties believed by UBS AM to present minimal credit risk.

The Fund may participate in joint repurchase agreement transactions with other funds managed or advised by UBS AM in accordance with an exemptive order granted by the SEC pursuant to Section 17(d) of the 1940 Act and Rule 17d‑1 there under. Under certain circumstances, the Fund may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having the Fund potentially exposed to a fee for uninvested cash held in a business account at a bank.

Restricted securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in the Fund’s portfolio footnotes.

Securities traded on to-be-announced basis—The Fund may from time to time purchase, or short sell, securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying securities. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Treasury Inflation Protected Securities—The Fund may purchase Treasury inflation protected securities (“TIPS”) which are debt securities issued by the US Treasury. TIPS adjust for inflation based on changes in the published Consumer Price Index (“CPI”). During periods of inflation when the CPI index increases, the principal amount of the debt to which the rate of interest is applied increases, which in turn increases the yield. During periods of deflation when the CPI index decreases, the principal amount of the debt to which the rate of interest is applied decreases, which in turn lowers the yield. At maturity, TIPS return the higher of the principal amount at maturity or the initial face amount of the debt.

UBS U.S. Allocation Fund

Notes to financial statements

When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions—The Fund may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund engages in when issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Fund engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the Fund is not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Fund if the other party to the transaction defaults on its obligation to make payment or delivery, and the Fund is delayed or prevented from completing the transaction. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Fund sells a security on a delayed-delivery basis, the Fund does not participate in future gains and losses on the security.

TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of the Fund other assets. Unsettled TBA commitments are valued at the current value of the underlying securities. TBA collateral requirements are typically calculated by netting the mark-to-market amount for each transaction and comparing that amount to the value of the collateral currently pledged by the Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of assets and liabilities as Cash collateral pledged at broker for TBA commitments or Cash collateral at broker for TBA commitments, respectively. Non-cash collateral pledged by the Fund, if any, is disclosed within the Schedule of investments. Typically, the Fund is permitted to sell, repledge or use the collateral it receives; however, the counterparty is not permitted. To the extent amounts due to the Fund are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

When-issued, delayed-delivery, forward and TBA commitment transactions held at August 31, 2026, if any, are identified within the Schedule of investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of assets and liabilities.

Derivative instruments

Purchased options—The Fund may purchase put and call options, in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument.

The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Purchased options are shown as portfolio holdings within the portfolio of investments and are included in the Statement of assets and liabilities in investments, at value.

UBS U.S. Allocation Fund

Notes to financial statements

The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

Option writing—The Fund may write (sell) put and call options, including, but not limited to, options on foreign or US securities, indices, foreign currencies, options on futures contracts and options on swap agreements (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains.

When the Fund writes a call or a put option, an amount equal to the premium received by the Fund is included on the Fund’s Statement of assets and liabilities as a liability. The amount of the liability is subsequently marked‑to‑market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option, which the Fund has written, is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option, which the Fund has written, is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

In the normal course of trading activities, the Fund trades and holds certain fair valued derivative contracts that constitute guarantees. Such contracts include written put options, where the Fund will be obligated to purchase securities at specified prices (i.e. the options are exercised by the counterparties). It also includes written swaptions, where the Fund will be obligated to enter into a swap agreement.

The maximum payout for written put options is limited to the number of put option contracts written and the related strike prices, respectively. Maximum payout amounts could be offset by the subsequent sale, if any, of assets obtained via the execution of a payout event.

Futures contracts—The Fund may purchase or sell futures contracts as part of its investment strategy, to increase or reduce its exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance income or realized gains. Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference asset, such as a specific security or currency, at a specified price at a specified later date.

Upon entering into a futures contract, the Fund is required to deliver to a broker an amount of cash and/or US ‐government securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Subsequent payments, known as “variation margin”, generally are made or received by the Fund, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized appreciation or depreciation on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

UBS U.S. Allocation Fund

Notes to financial statements

Using futures contracts involves various market risks, including interest rate and equity risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that the Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Futures contracts, if any, are shown as portfolio holdings within the Portfolio of investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of assets and liabilities.

Swap agreements—The Fund may engage in swap agreements, including, but not limited to, credit default and total return swap agreements. The Fund expects to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio’s duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

The Fund accrues for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation or depreciation of swap agreements. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

The Fund may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

Credit default swap agreements involve commitments to make or receive payments in the event of a default of a security or other credit event of the referenced obligation. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a default or credit event. If no default or credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract.

However, if a default or a credit event does occur, the Fund typically would receive full notional value for the referenced obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a default or a credit event. If no default or credit event occurs, the Fund will gain the periodic stream of payments it received over the term of the contract and the counterparty will lose its periodic stream of payments over the term of the contract. However, if a default or credit event occurs, the Fund typically would pay full notional value for the referenced obligation that may have little or no value. Credit default swap agreements may involve greater risks than if the Fund had invested in the referenced obligation directly and are subject to general market risk, liquidity risk and credit risk.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest short-fall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of referenced credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized

UBS U.S. Allocation Fund

Notes to financial statements

terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swap agreements on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swap agreements on credit indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swap agreements on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement, which may exceed the amount of the value reflected on the Statement of assets and liabilities. Notional amounts of all credit default swap agreements outstanding as of the period end for which the Fund is the seller of protection are disclosed under the section “Credit default swap agreements on corporate issues and credit indices—sell protection” in the Portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by the Fund for the same referenced entity or entities.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on notional amounts. To the extent the total return of the security or index underlying the transactions exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swap agreements are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation. Total return swap agreements are subject to general market risk, liquidity risk, counterparty risk, interest rate risk, credit risk and the risk that there may be unfavorable changes in the underlying investments or instruments.

The use of swap agreements involves investment techniques, risks, and transaction costs different from those associated with ordinary portfolio security transactions, including assumptions about market conditions, interest rates, and other applicable factors. As a result, the performance of the Fund will be different than if it had used ordinary portfolio security transactions. OTC swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, the Fund’s risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, the Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

Certain clearinghouses offer clearing for limited types of derivatives transactions, such as interest rate and credit default swap agreements. Centrally cleared swap agreements must be transacted through a futures commission merchant (“FCM”) and cleared through a clearing house that serves as a central counterparty. The performance of a centrally cleared swap transaction is effectively guaranteed by a central clearinghouse, thereby reducing the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearing house or at the instruction of the clearing house; the margin required by a clearing house may be

UBS U.S. Allocation Fund

Notes to financial statements

greater than the margin the Fund would be required to post in an uncleared transaction. Centrally cleared swap agreements, if any, are reported on the Statement of assets and liabilities based on variation margin received or paid, if any.

Swap agreements, if any, are shown as portfolio holdings within the Portfolio of investments.

Derivatives by underlying risk—Investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations. Although certain of the Fund’s investments in derivatives may be intended to hedge risk from a portfolio implementation/economic perspective, derivatives are considered to be “non hedge transactions” for purposes of disclosure under US GAAP as reflected in the Fund’s financial reports.

The volume of derivatives as disclosed in the Fund’s portfolio of investments is representative of the volume of derivatives outstanding during the period ended August 31, 2026.

Swap agreements, forward foreign currency contracts, swaptions and options written entered into by the Fund may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the Fund’s Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of August 31, 2026 is reflected in the Statement of assets and liabilities.

At August 31, 2026, the Fund had the following derivatives categorized by underlying risk:

Asset derivatives1

Interest rate risk		Foreign exchange risk	Credit risk	Equity risk	Total value
Futures contracts	$1,248	$—	$—	$957,206	$958,454
Swap agreements	—	—	259,005	—	259,005
Total value	$1,248	$—	$259,005	$957,206	$1,217,459
1
In the Statement of assets and liabilities, options and swaptions purchased, if any, are shown within investments, at value, swap agreements (except centrally cleared swap agreements) are shown within swap agreements, at value, while forward foreign currency contracts are shown using unrealized appreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation of futures contracts and centrally cleared swap agreements are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

Liability derivatives1

Interest rate risk		Foreign exchange risk	Credit risk	Equity risk	Total value
Futures contracts	$(229,840)	$—	$—	$(343,675)	$(573,515)
1
In the Statement of assets and liabilities, options and swaptions written, if any, are shown within options and swaptions written, at value, swap agreements (except centrally cleared swap agreements) are shown within swap agreements, at value, while forward foreign currency contracts are shown within unrealized depreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative depreciation of futures contracts and centrally cleared swap agreements are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be paid, if any, is reported within the Statement of assets and liabilities.

UBS U.S. Allocation Fund

Notes to financial statements

During the period ended August 31, 2026, net realized gain (loss) from derivatives were as follows:

Realized gain (loss)1

Interest rate risk		Foreign exchange risk	Credit risk	Equity risk	Total value
Futures contracts	$(807,046)	$—	$—	$6,648,866	$5,841,820
Swap agreements	—	—	(687,982)	—	(687,982)
Forward foreign currency contracts	—	(303,451)	—	—	(303,451)
Total net realized gains (loss)	$(807,046)	$(303,451)	$(687,982)	$6,648,866	$4,850,387
1
The net realized gain (loss) is shown in the Statement of operations in net realized gain (loss) on futures contracts, options and swaptions written, swap agreements and forward foreign currency contracts, unless otherwise noted. The net realized gain (loss) on options and swaptions purchased is shown in the Statement of operations in net realized gain (loss) on investments.

During the period ended August 31, 2026, net unrealized appreciation (depreciation) from derivatives were as follows:

Net change in unrealized appreciation (depreciation)1

Interest rate risk		Foreign exchange risk	Credit risk	Equity risk	Total value
Futures contracts	$(286,550)	$—	$—	$143,888	$(142,662)
Swap agreements	28,696	—	725,443	—	754,139
Forward foreign currency contracts	—	657	—	—	657
Net change in appreciation (depreciation)	$(257,854)	$657	$725,443	$143,888	$612,134
1
The change in net unrealized appreciation (depreciation) is shown in the Statement of operations in change in net unrealized appreciation (depreciation) on futures contracts, options and swaptions written, swap agreements and forward foreign currency contracts, unless otherwise noted. The change in net unrealized appreciation (depreciation) of options and swaptions purchased is shown in the Statement of operations in change in net unrealized appreciation (depreciation) on investments.

Offsetting of certain derivatives—The Fund typically enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. The Statement of assets and liabilities is presented gross of any netting.

At August 31, 2026, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement (“MNA”) or similar were as follows:

UBS U.S. Allocation Fund

Derivative Financial Instruments:	Assets	Liabilities
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities	$1,217,459	$(573,515)
Derivatives not subject to a MNA or similar agreements	(1,217,459)	573,515
Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$—

UBS U.S. Allocation Fund

Notes to financial statements

Investment advisor and administrator fees and other transactions with affiliates

The Board has approved an Investment Advisory and Administration Contract (the “Advisory Contract”), under which UBS AM serves as investment advisor and administrator of the Fund. In accordance with the Advisory Contract, the Fund is to pay UBS AM an investment advisory and administration fee, which is to be accrued daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets up to $250 million and 0.45% thereafter.

UBS AM has agreed to permanently reduce its advisory and administration fee based on the Fund’s average daily net assets so that it is assessed as follows: $0 to $250 million—0.50%; in excess of $250 million up to $500 ‐million—0.45%; in excess of $500 million up to $2 billion—0.40%; and over $2 billion—0.35%. Accordingly, for the year ended August 31, 2026, UBS AM did not waive any investment advisory and administration fees. At August 31, 2026, the Fund owed UBS AM $97,585 for investment advisory and administration fees.

UBS AM has contractually undertaken to waive fees/reimburse a portion of the Fund’s expenses, when necessary, to maintain the total annual operating expenses (excluding (1) dividend expense, borrowing costs and interest expense relating to short sales, and (2) investments in other investment companies, interest, taxes, brokerage commissions, trustee elections as well as other matters related to shareholder meetings (unless otherwise separately agreed by UBS AM), and extraordinary expenses, if any) of Class A and Class P shares at a level not to exceed 1.15% and 0.90%, respectively through December 31, 2026. The Fund will repay UBS AM for any previously waived fees/reimbursed expenses during the three-year period following August 31, 2023, to the extent that operating expenses (with certain exclusions such as dividend expense, borrowing costs, and interest expense relating to short sales, and interest, taxes, brokerage commissions, trustee elections as well as other matters related to shareholder meetings (unless otherwise separately agreed by UBS AM), and extraordinary expenses, if any) are otherwise below the expense caps in effect at the time the fees or expenses were waived/reimbursed. For the period ended August 31, 2026, the Fund had no fee waivers/expense reimbursements subject to repayment.

During the period ended August 31, 2026, the Fund engaged in purchase and sale transactions where an affiliate was underwriter. In such cases, the affiliate underwriter was not compensated and each trade was approved by the Board.

Service and distribution plans

UBS AM (US) is the principal underwriter of the Fund’s shares. The Fund has adopted service and/or distribution plans (the “Plans”) pursuant to Rule 12b‑1 under the 1940 Act for Class A shares. The Plans govern payments made for the expenses incurred in the service and/or distribution of Class A shares. The Fund pays UBS AM (US) monthly service fees at an annual rate of 0.25% of the average daily net assets of Class A shares. At August 31, 2026, the Fund owed UBS AM (US) $41,400 for service and distribution fees.

UBS AM (US) also receives the proceeds of the initial sales charges paid upon the purchase of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A shares. UBS AM (US) has informed the Fund that for the period ended August 31, 2026, it earned $1,160 in initial sales charges on Class A shares.

Transfer agency and related services fees

UBS Financial Services Inc. provides certain services to the Fund pursuant to a delegation of authority from BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), the Fund’s transfer agent, and is compensated for these services by BNY Mellon, not the Fund. For the period ended August 31, 2026, UBS Financial Services Inc. received from BNY Mellon, not the Fund, $28,724 of the total transfer agency and related service fees paid by the Fund to BNY Mellon.

Securities lending

The Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are initially secured at all times by cash, US government securities and irrevocable letters of credit in an

UBS U.S. Allocation Fund

Notes to financial statements

amount at least equal to 102% of the market value of the securities loaned with respect to domestic and foreign fixed income securities and domestic equities and 105% of the market value of the securities loaned with respect to foreign equities. In the event that the market value of the cash, US government securities, and irrevocable letters of credit securing the loan falls below 100% of the market value for domestic and foreign fixed income securities and domestic equities, and 103% for foreign equities, the borrower must provide additional cash, U.S. government securities, and irrevocable letters of credit so that the total securing the loan is at least 102% of the market value for domestic and foreign fixed income securities and domestic equities and 105% of the market value for foreign equities.

The Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, US ‐government securities and irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. Cash collateral received is invested in State Street Navigator Securities Lending Government Money Market Portfolio, which is included in the Fund’s Portfolio of investments. State Street Bank and Trust Company serves as the Fund’s lending agent.

At August 31, 2026, the following Fund had securities on loan at value, cash collateral and non-cash collateral as follows:

Value of securities on loan	Cash collateral	Non-cash collateral*	Total collateral	Security types held as non-cash collateral
$426,648	$42,988	$395,165	$438,153	U.S. Treasury Notes and U.S. Treasury Bills
*
These securities are held for the benefit of the Fund at the Fund’s custodian. The Fund cannot repledge or resell this collateral. As such, collateral is excluded from the Statement of assets and liabilities.

The table below represents the disaggregation at August 31, 2026 of the gross amount of recognized liabilities for securities lending transactions. As the securities loaned are subject to termination by the Fund or the borrower at any time, the remaining contractual maturities of the transactions presented below are considered to be overnight and continuous.

	Type of securities loaned		Total gross amount of recognized liabilities for
Fund	Equity securities	Corporate bonds	securities lending transactions
UBS U.S. Allocation Fund	$42,988	$—	$42,988

Bank line of credit

The Fund participates with other funds managed by UBS AM in a $175 million committed credit facility (the “Committed Credit Facility”) with State Street Bank and Trust Company. The Committed Credit Facility is to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the participating Fund at the request of shareholders and other temporary or emergency purposes. The expiration date of the line of credit agreement was March 31, 2026 and was renewed on March 30, 2026 with the same fees and terms expiring March 29, 2027.

Interest on amounts borrowed is calculated based on the prevailing rates in effect at the time of borrowing. The funds covered by the Committed Credit Facility have agreed to pay an annual 25 basis point commitment fee on

UBS U.S. Allocation Fund

Notes to financial statements

the average daily balance of the Committed Credit Facility not utilized. Commitment fees have been allocated among the funds in the Committed Credit Facility as follows: 50% of the allocation is based on the relative asset size of funds and the other 50% of the allocation is based on utilization.

For the period ended August 31, 2026, the Fund did not borrow under the Committed Credit Facility.

Purchases and sales of securities

For the period ended August 31, 2026, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $106,793,651 and $138,940,015, respectively.

Shares of beneficial interest

There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

For the year ended August 31, 2026:

	Class A		Class P
Shares		Amount	Shares	Amount
Shares sold	4,556	$238,012	24,502	$1,371,527
Shares repurchased	(365,551)	(19,313,645)	(60,895)	(3,310,709)
Dividends reinvested	295,945	14,717,323	52,982	2,727,488
Net increase (decrease)	(65,050)	$(4,358,310)	16,589	$788,306

For the year ended August 31, 2025:

	Class A		Class P
Shares		Amount	Shares	Amount
Shares sold	5,784	$303,443	22,179	$1,141,376
Shares repurchased	(409,911)	(20,528,735)	(151,194)	(8,107,344)
Dividends reinvested	262,625	13,194,262	44,462	2,303,153
Net increase (decrease)	(141,502)	$(7,031,030)	(84,553)	$(4,662,815)

Federal tax status

The Fund intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

The tax character of distributions paid during the fiscal year ended August 31, 2026 and August 31, 2025 were as follows:

Distributions paid from:	2026	2025
Ordinary Income	$2,956,899	$3,620,364
Long term realized capital gains	16,684,134	13,624,327

Aggregate cost for federal income tax purposes, including derivatives, was $214,999,289; and net unrealized appreciation (depreciation), including derivatives consisted of:

Gross unrealized appreciation	$30,367,080
Gross unrealized depreciation	(5,629,238)
Net unrealized appreciation (depreciation)	24,737,842

UBS U.S. Allocation Fund

Notes to financial statements

The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to the tax deferral of losses on wash sales, REIT/ROC open basis adjustments, retained capital gains, premium amortization accruals, and the tax treatment of certain derivative instruments.

At August 31, 2026, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$9,399,993
Undistributed long-term capital gain	26,188,557
Net unrealized appreciation of investments	24,752,445
Total accumulated earnings (deficit)	60,340,995

There were no reclassifications arising from permanent “book/tax” differences for the period ended August 31, 2026.

Net capital losses recognized by the Fund may be carried forward indefinitely, and retain their character as short-term and/or long-term losses.

At August 31, 2026, the Fund had no net capital loss carryforward.

ASC 740‑10 “Income Taxes—Overall” sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Fund has analyzed as of August 31, 2026 that there are no significant uncertain tax positions taken or expected to be taken that would require recognition in financial statements. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the period ended August 31, 2026, the Fund did not incur any interest or penalties.

Under the applicable foreign tax laws, gains on certain securities held in certain foreign countries may be subject to taxes that will be paid by the Fund.

Each of the tax years in the four year period ended August 31, 2026, remains subject to examination by the Internal Revenue Service and state taxing authorities.

Operating segments

An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (CODM) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Fund’s portfolio management team of the Adviser acts as the CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund and the strategic asset allocation is determined based on the investment objective of the Fund and executed by the Fund’s portfolio management team. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations, subscriptions and redemptions) which is reviewed by the CODM to assess the Fund’s performance in comparison to the Fund’s benchmarks and to make resource allocation decisions for the Fund’s single segment is consistent with the information presented in these financial statements. Segment assets are reflected on the accompanying Statement of assets and liabilities as “total assets” and significant segment expenses are listed on the accompanying Statement of operations.

UBS U.S. Allocation Fund

Report of independent registered public accounting firm

UBS U.S. Allocation Fund

Report of independent registered public accounting firm

To the Shareholders and Board of Trustees of
UBS U.S. Allocation Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of UBS U.S. Allocation Fund (the “Fund”) (the sole fund constituting UBS Investment Trust (the “Trust”)), including the portfolio of investments, as of August 31, 2026, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (the sole fund constituting the Trust) on August 31, 2026, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2026, by correspondence with the custodian, brokers and others; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more UBS investment companies since 1978.

New York, New York
October 26, 2026

UBS U.S. Allocation Fund

Tax information (unaudited)

We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you as to the federal tax status of distributions received by shareholders during the fiscal year. Accordingly, the amount of ordinary dividends paid that qualify for the dividends received deduction for corporate shareholders and long-term capital gains are $1,403,766 and $16,684,134, respectively.

For the taxable period ended August 31, 2026, the Fund designates $1,430,490 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders should not use the above information to prepare their tax returns. Since the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2026. Such notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in February 2027. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

Trustees

Virginia G. Breen

Richard R. Burt

Bernard H. Garil

Heather R. Higgins
Chair

David R. Malpass

Investment Manager and
Administrator

UBS Asset Management (Americas) LLC
1285 Avenue of the Americas
New York, New York 10019

Principal Underwriter

UBS Asset Management (US) Inc.
1285 Avenue of the Americas
New York, New York 10019

The financial information included herein is taken from the records of the Fund without examination by independent registered public accountants who do not express an opinion thereon.

This report is not to be used in connection with the offering of shares of the Fund unless accompanied or preceded by an effective prospectus.

©UBS 2026. All rights reserved.
UBS Asset Management (Americas) LLC

PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

S049

UBS Asset Management (Americas) LLC

1285 Avenue of the Americas

New York, NY 10019

(b) Included as part of the financial statements to shareholders filed under Item 7(a) of this form.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

(1)
All board members and all members of any advisory board for regular compensation during the most recently completed annual fiscal period: $26,754
(2)
Each board member and each member of an advisory board for special compensation during the most recently completed annual fiscal period: Not applicable.

(3) All officers: Not applicable.

(4) Each person of whom any officer or director of the registrant is an affiliated person: Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

UBS INVESTMENT TRUST
UBS U.S. ALLOCATION FUND

Background—At a meeting of the board of UBS Investment Trust (the “Trust”) on July 14‑15, 2026, the members of the board, including the trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, as amended, of the Trust (the “Independent Trustees”), considered and approved the continuance of the investment advisory and administration contract, as amended (the “Investment Advisory and Administration Contract”), of the Trust with respect to its series, UBS U.S. Allocation Fund (the “Fund”), with UBS Asset Management (Americas) LLC (“UBS AM”). In preparing for the meeting, the Independent Trustees requested and received extensive information from UBS AM to assist them, including information about UBS AM, as well as the advisory, administrative and distribution arrangements for the Fund. The board reviewed and discussed with management the materials provided by UBS AM prior to the scheduled board meeting. The Independent Trustees also met in executive session, joined by their independent legal counsel, to review the disclosure that had been made to them. The Independent Trustees also received a memorandum from their independent legal counsel discussing the duties of board members in considering the approval of advisory, administration and distribution agreements.

In its consideration of the approval of the Investment Advisory and Administration Contract, the board reviewed the following factors:

Nature, extent and quality of the services under the Investment Advisory and Administration Contract—The board received and considered information regarding the nature, extent and quality of advisory services provided to the Fund by UBS AM under the Investment Advisory and Administration Contract during the past year. The board also considered the nature, extent and quality of administrative, distribution and shareholder services performed by UBS AM and its affiliates for the Fund and the resources devoted to, and the record of compliance with, the Fund’s compliance policies and procedures. The board noted that it received information at regular meetings throughout the year regarding the services rendered by UBS AM concerning the management of the Fund’s affairs and UBS AM’s role in coordinating and overseeing providers of other services to the Fund. The board’s evaluation of the services provided by UBS AM took into account the board’s knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the scope and quality of UBS AM’s investment advisory and other capabilities and the quality of its administrative and other services. The board observed that the scope of services provided by UBS AM had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs.

In connection with its consideration of the Fund’s management fees, the board also received information from UBS AM with respect to fees paid by institutional or separate accounts; however, the board considered management’s view that such fee information was less instructive given the different structures and regulatory requirements of mutual funds, such as the Fund, versus those accounts and the differences in the levels of services required by the Fund and those accounts. The board also received information on fees charged to other mutual funds managed by UBS AM.

The board had available to it the qualifications, backgrounds and responsibilities of the senior personnel at UBS AM responsible for the Fund and had previously met with and received information regarding the persons primarily responsible for the day-to-day management of the Fund. The board recognized that several senior personnel at UBS AM report to the board regularly and that at each regular meeting the board receives a detailed report from UBS AM on the Fund’s performance. The board also considered, based on its knowledge of UBS AM and its affiliates, the financial resources available to UBS AM and its parent organization, UBS Group AG. In that regard, the board received extensive financial information regarding UBS AM and noted that it was a wholly owned, indirect subsidiary of one of the largest financial services firms in the world. It also was noted that UBS AM had approximately $578 billion in assets under management as of March 31, 2026 and was part of the UBS Asset Management Division, which had approximately $2.1 trillion in assets under management worldwide as of March 31, 2026. The board also considered management’s discussions regarding recent organizational changes involving UBS AM and its affiliates. The board also was cognizant of, and considered, regulatory and litigation actions and investigations occurring in the past few years involving UBS Group AG, UBS AM and certain of their affiliates.

The board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Investment Advisory and Administration Contract.

Advisory fees and expense ratios—The board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to UBS AM in light of the nature, extent and quality of the advisory and administrative services provided by UBS AM. The board also reviewed and considered the written agreement between UBS AM and the Fund, which is separate from the Investment Advisory and Administration Contract, whereby UBS AM has agreed to permanently reduce its management fee based on the Fund’s average daily net assets, which is discussed in more detail in the “Economies of scale” section, and considered the actual fee rate (after taking this agreement into account) (the “Actual Management Fee”). Additionally, the board received and considered information comparing the Fund’s Contractual Management Fee, Actual Management Fee and total expenses with those of funds in a group of funds selected and provided by Broadridge, an independent provider of investment company data (the “Expense Group”).

The comparative Broadridge information showed that the Fund’s Contractual Management Fee, Actual Management Fee and total expenses were below the respective medians in the Fund’s Expense Group for the comparison periods utilized in the Broadridge report. (Below median fees or expenses represent fees or expenses that are lower relative to the median, and above median fees or expenses represent fees or expenses that are higher relative to the median of the funds in the Expense Group.)

In light of the foregoing, the board determined that the management fee continued to be appropriate under the circumstances and in light of the nature, extent and quality of services provided to the Fund under the Investment Advisory and Administration Contract.

Fund performance—The board received and considered (a) annualized total return information of the Fund compared to other funds (the “Performance Universe”) selected by Broadridge over the one-, three-, five-, ten-year, and since-inception periods ended March 31, 2026 and (b) annualized performance information for each year in the ten-year period ended March 31, 2026. The board noted that, although it received information for the ten-year and since inception periods, management generally placed greater emphasis on the one-, three- and five-year periods.

The board was provided with a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in its Performance Universe. The board also noted that it had received information throughout the year at periodic intervals with respect to the Fund’s performance, including with respect to its benchmark index.

The comparative Broadridge information showed that the Fund’s performance was above the Performance Universe median for all periods reported. (Below median performance represents performance that is worse relative to the median, and above median performance represents performance that is better relative to the median.) Based on its review, the board concluded that the Fund’s investment performance was acceptable.

Advisor profitability—The board received and considered a profitability analysis of UBS AM and its affiliates in providing services to the Fund and was provided information on UBS AM’s expense allocation methodology. The board also received profitability information with respect to the UBS New York fund complex as a whole. The board observed that the profitability and expense analyses are substantially similar to those used by UBS AM for many internal purposes, and are subject to regular review with respect to how certain revenues and expenses would be allocated. The board also considered management’s explanation of the resources allocated to the Fund. UBS AM’s profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale—The board received and considered information from management regarding whether UBS AM realized economies of scale as the Fund’s assets grew, whether the Fund has appropriately benefited from any material unshared economies of scale over time, and whether there is potential for realization of any further economies of scale for the Fund. The board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. The board noted that the Fund’s Contractual Management Fee contained a single breakpoint and that the Fund’s assets were below the breakpoint as of March 31, 2026.

While the Fund’s Contractual Management Fee contained a single breakpoint, the board recognized that the Fund had entered into a separate agreement with UBS AM, whereby UBS AM agreed to permanently reduce its Contractual Management Fee at higher asset levels by utilizing several additional breakpoints based on the Fund’s average daily net assets, thereby achieving the same effect as if the Contractual Management Fee contained multiple breakpoints.

Generally, in light of UBS AM’s profitability data, the Actual Management Fee, the Contractual Management Fee, the breakpoints currently in place for the Fund and the current assets of the Fund, the board believed that UBS AM’s arrangement for sharing of potential and current economies of scale with the Fund was acceptable.

Other benefits to UBS AM—The board considered other benefits received by UBS AM and its affiliates as a result of its relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders. In light of the costs of providing investment advisory, administrative and other services to the Fund and UBS AM’s ongoing commitment to the Fund, the profits and other ancillary benefits that UBS AM and its affiliates received were considered reasonable.

In light of all of the foregoing, the board, including a majority of the Independent Trustees, approved the Investment Advisory and Administration Contract. No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Investment Advisory and Administration Contract. The Independent Trustees were advised by separate independent legal counsel throughout the process. The board discussed the proposed continuance of the Investment Advisory and Administration Contract in private sessions with their independent legal counsel at which no representatives of UBS AM were present.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 15. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Asset Management, UBS Building, One North Wacker Drive, Chicago, IL 60606, Attn: Keith A. Weller, Secretary, and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 16. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)	(1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is filed herewith as Exhibit EX-99.CODE ETH.

(a)	(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Not applicable to the registrant.

(a)	(3) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)	(4) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to the registrant.

(a)	(5) Change in the registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR 249.308). Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period. Not applicable.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

(c)	Disclosure pursuant to Section 13(r) of the Securities Exchange Act of 1934, as amended is attached hereto as Exhibit EX-99. IRANNOTICE.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UBS Investment Trust

By:	/s/ Mark E. Carver
Mark E. Carver
Principal Executive Officer

Date:	October 30, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Carver
Mark E. Carver
Principal Executive Officer

Date:	October 30, 2026

By:	/s/ Rose Ann Bubloski
Rose Ann Bubloski
Principal Financial Officer

Date:	October 30, 2026